Exhibit (c)(5)

The Conflicts Committee of the Board of Directors of Teekay Offshore GP L.L.C. Discussion Materials Regarding Project Tiempo August 16, 2019 CONFIDENTIAL TREATMENT REQUESTED PRELIMINARY DRAFT SUBPJrEelCimTinTaOry MDAraTftE-RCIoAnLfidCeHnAtiaNl GES

Preliminary Draft - Confidential These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee (the “Committee”) of the Board of Directors of Teekay Offshore GP L.L.C., the general partner of Teekay Offshore Partners L.P. (the “Partnership”), to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Partnership and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Committee. These materials were compiled on a confidential basis for use by the Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Preliminary Draft - Confidential Table of Contents Section Introduction I TK / Brookfield April 29, 2019 Transaction II Partnership Situation Analysis III Preliminary Valuation of the Common Units IV Appendix A. Weighted Average Cost of Capital Analysis B. Sensitivity Cases Supplemental Output C. Overview of Current MLP Market Including Precedent Buy-Ins D. Overview of Brookfield Transactions with TOO E. FPSO Field Overviews

Preliminary Draft - Confidential I. Introduction

Preliminary Draft - Confidential Introduction Overview of the Materials   Evercore Group L.L.C. (“Evercore”) is pleased to provide the materials herein to the Conflicts Committee of the Board of Directors (the “Conflicts Committee”) of Teekay Offshore GP L.L.C. (the “General Partner”), the general partner of Teekay Offshore Partners L.P. (“TOO” or the “Partnership”), regarding the proposed acquisition by Brookfield Business Partners L.P. and certain of its affiliates and institutional partners (“Brookfield” or the “Brookfield Consortium”) of all common units representing limited partner interests in the Partnership (each, a “Common Unit”) from the current holders of such units other than Common Units held by the Brookfield Consortium, the General Partner or their respective affiliates (the “Proposed Transaction” or “Project Tiempo”), in exchange for $1.50 in cash per Common Unit (the “Proposed Consideration”)  The Proposed Consideration, offered by the Brookfield Consortium on August 12, 2019, represented a 42.9% increase from the original offer, a 24.0% premium to TOO’s unaffected closing unit price of $1.21 as of May 16, 2019 and a 29.9% premium to TOO’s closing unit price of $1.16 as of August 14, 2019 •The original offer of $1.05 per Common Unit by the Brookfield Consortium on May 17, 2019, represented a 13.2% discount to TOO’s unaffected closing unit price of $1.21 as of May 16, 2019 -On April 29, 2019, Teekay Corporation (“TK”) announced that the Brookfield Consortium agreed to purchase: (i) 56.587 million Common Units; (ii) 17.225 million warrants; (iii) 49.0% of the outstanding interest in TOO’s General Partner; and (iv) a $25.0 million intercompany working capital loan from TK to TOO for $100.0 million (the “TK / Brookfield April 29, 2019 Transaction”) The following materials review the Proposed Transaction, including the following:     An introduction, including an overview of the Proposed Transaction detailing summary proposed terms, an overview of the Partnership’s current summary organizational structure and ownership, an analysis of financial metrics implied by the Proposed Transaction, certain issues for consideration and an overview of the Partnership’s potential other strategic alternatives An overview of the TK / Brookfield April 29, 2019 Transaction An overview of TOO’s current market situation and business overview including TOO’s assets by segment A review of the financial projections for TOO as provided by Partnership management (the “TOO Financial Projections”) and a review of the assumptions utilized by Partnership management in deriving such financial projections A preliminary valuation of the Common Units         Source: Partnership management, Partnership filings, FactSet 1

Preliminary Draft - Confidential Introduction Overview of the Proposed Transaction other than Common Units held by the Brookfield Consortium, the General Partner or their respective Source: Partnership management, Partnership filings, FactSet 1. Based on basic limited partner Common Units, excludes 0.76% general partner interest and dilutive effect of 0.525 million restricted units (“RSUs”); unit count detail provided by TOO management 2 Counterparties   Teekay Offshore Partners L.P.   Brookfield Business Partners L.P. and certain of its affiliates and institutional partners Proposed Transaction Summary   The Brookfield Consortium to acquire all publicly-owned Common Units from the holders of such units affiliates   TOO will cease to be a publicly-traded partnership Consideration   Common Unitholders other than the Brookfield Consortium, the General Partner and their respective affiliates (the “Unaffiliated Unitholders”) will receive $1.50 in cash for each Common Unit held   Assuming the Proposed Consideration, the Unaffiliated Unitholders’ 26.8% outstanding limited partner common interest in TOO represents an approximate value of $165.1 million1 Timing and Approvals   Approval of the Conflicts Committee   Consent of Shuttle Tanker NOK bondholders to allow for delisting of the Common Units Other   The Proposed Transaction is structured to be taxable to the Unaffiliated Unitholders   The Preferred Series A, B and E units are to remain outstanding   Series D Tranche A & B warrants held by third parties with a $4.55 strike price to remain outstanding

Preliminary Draft - Confidential Introduction Summary TOO Current Organizational Structure Offshore GP L.L.C. Offshore Vessels Source: Partnership management, Partnership filings, FactSet as of August 14, 2019 1. 2. 3. 4. Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management; as of August 14, 2019 TOO Common Unit price of $1.16 Own 2.430 million of Series D warrants with a strike price of $4.55 and expiration date of June 29, 2023 Owns 65.500 million of Brookfield transaction warrants with a strike price of $4.00 per unit (exercisable at date of 10-day VWAP greater or equal to $4.00 per unit) and expiration date of September 25, 2024 Own 4.320 million of Series D warrants with a strike price of $4.55 and expiration date of June 29, 2023 3 Brookfield Business Partners L.P. and Certain Affiliates 73.2% Limited Partner Interest 36.0% Series D Warrants2 100.0% Brookfield Transaction Warrants3 100.0% General Partner Interest Teekay Teekay Offshore Partners L.P. (NYSE: TOO) Market Cap: $478.6 million1 Public TOO Unitholders 26.8% Limited Partner Interest 64.0% Series D Warrants4 8 FPSO Units 6 100% Owned 2 50% Owned 1 UMS Unit 100% Owned 32 Shuttle Tankers 26 100% Owned 4 50% Owned 2 Chartered-In 2 Conventional Tankers 2 Chartered-In 5 FSO Units 4 100% Owned 1 89% Owned 10 Towing / 100% Owned Proposed Transaction

Preliminary Draft - Confidential Introduction Equity Ownership Summary ($ in millions) Teekay Offshore Partners L.P. Unit Count Detail Ownership1 Rank Investor Investor Classification Units (mm) Value Total (% Units) 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. Fidelity Management & Research Co. CI Investments, Inc. Luminus Management LLC Evergreen Capital Management LLC FIAM LLC JPMorgan Securities LLC (Investment Management) First Manhattan Co. TCW Asset Management Co. LLC Aquamarine Capital Management LLC BMO Asset Management Corp. Millennium Management LLC Peter B. Cannell & Co., Inc. Invesco Advisers, Inc. Renaissance Technologies LLC Investment Adviser Mutual Fund Manager Hedge Fund Manager Investment Adviser Investment Adviser Investment Adviser Private Banking/Wealth Mgmt Investment Adviser Hedge Fund Manager Investment Adviser Hedge Fund Manager Private Banking/Wealth Mgmt Investment Adviser Hedge Fund Manager 28.626 33.1 17.9 8.0 4.1 3.1 2.4 1.9 1.3 1.2 0.7 0.6 0.6 0.6 0.6 7.0% 3.8% 1.7% 0.9% 0.7% 0.5% 0.4% 0.3% 0.2% 0.2% 0.1% 0.1% 0.1% 0.1% 6.962 3.579 2.687 2.110 1.659 1.120 1.000 0.635 0.558 0.545 0.540 0.487 Basic Common Units Owned by the Public 3 Fully Diluted Total Partnership Units Outstanding Memo: 110.070 $127.1 26.8% Source: Partnership management, Partnership filings, FactSet as of August 14, 2019 1. 2. Implied ownership value as of August 14, 2019 TOO Common Unit price of $1.16 Other / Retail / Undisclosed Private Unitholders represents the difference between units held by Institutions & Insiders and units outstanding: (i) Individual investors that have not crossed a disclosure threshold, (ii) Mutual funds not covered due to non-disclosure laws, (ii) Institutional investors in U.S. managing less than $100 million and do not file 13F and (iv) Institutional investors outside the U.S. that disregard 13F requirements or manage less than $100 million Excludes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management; outstanding warrants non-exercisable at current Partnership unit price of August 14, 2019 3. 4 Basic TOO Common Units Outstanding3 410.708 Plus: Dilutive Effective of RSUs 0.525 Plus: General Partner Units 3.144 Total Partnership Units Outstanding 414.377 $478.6 Basic TOO Common Units Outstanding3 410.708 $474.4 100.0% Total - Other / Retail / Undisclosed Private Unitholders2 44.056 $50.9 10.7% Total - Top TOO Common Unitholders 366.652 $423.5 89.3% ~5.5mm unit increase since last quarterly filing 15.506 Top TOO Common Unitholders 1. Brookfield VC / PE 300.638 $347.2 73.2%

Preliminary Draft - Confidential Introduction Brookfield’s Position Across the Partnership’s Capital Structure ($ in millions) $3,000 $2,500 $2,000 $1,500 $1,000 $500 $ - Market Cap (LP + GP) Unsecured Debt Secured Debt Preferred Equity Brookfield Other Brookfield Ownership Source: Partnership management, Partnership filings and TOO Common Unit price of $1.16 as of August 14, 2019 Note: Excludes 2.430 million of Series D warrants with a strike price of $4.55 and expiration date of June 29, 2023 (36.0% owned by Brookfield) and 65.500 million of Brookfield transaction warrants with a strike price of $4.00 per unit (exercisable at date 10-day VWAP greater or equal to $4.00 per unit) and expiration date of September 25, 2024 (100.0% owned by Brookfield) 1. 2. Includes 0.76% general partner interest Includes $10 million for potential Knarr arbitration payment provision 5 73.3%152.5%0.0%0.0% $2,470 $1,085 $2,470 $395 $479 2 $516 $569 $128 $395 $351 No Brookfield ownership disclosed No Brookfield ownership disclosed Includes $125mm GP Loan and $444mm position in $700mm Unsecured Notes held by Brookfield Includes LP Common Units and GP Units held by Brookfield

Preliminary Draft - Confidential Introduction Proposed Transaction Negotiation Overview ($ in millions, except per unit amounts) Committee Source: Partnership management, Partnership filings, Bloomberg, FactSet as of August 14, 2019 1. 2. 3. 4. 10-Day, 20-Day and 30-Day VWAPs as of August 14, 2019 Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs per TOO management Adjusted debt issuance costs and “other” per Partnership’s 20-F for the quarter ended June 30, 2019, includes $10 million for potential Knarr arbitration payment provision Based on Partnership management estimates and inclusive of proportional FPSO JV EBITDA 6 Date 5/17/19 6/28/19 8/12/19 TOO Unit Price Consideration$1.05 $1.80 $1.50 Offeror Brookfield Conflicts Brookfield Sensitivity Analysis $1.55 $1.60 $1.65 $1.70 Implied Premium / (Discount): TOO Unaffected Common Unit Price as of 5/16/19 ($1.21) (13.2%) 48.8% 24.0% TOO Current Common Unit Price as of 8/14/19 ($1.16) (9.1%) 55.8% 29.9% 10-Day VWAP ($1.13)1 (7.3%) 58.9% 32.4% 20-Day VWAP ($1.15)1 (8.5%) 56.9% 30.8% 30-Day VWAP ($1.22)1 (14.0%) 47.5% 22.9% Total Partnership Units Outstanding2 414.377 414.377 414.377 28.1% 32.2% 36.4% 40.5% 34.2% 38.5% 42.9% 47.2% 36.8% 41.2% 45.6% 50.0% 35.1% 39.5% 43.8% 48.2% 27.0% 31.1% 35.2% 39.3% 414.377 414.377 414.377 414.377 Implied Offer Value (100.0% Basis) $435.1 $745.9 $621.6 $642.3 $663.0 $683.7 $704.4 Plus: Short-Term Debt 487.0 487.0 487.0 Plus: Long-Term Debt3 2,698.8 2,698.8 2,698.8 Plus: FPSO JV Debt (50.0% Basis) 368.8 368.8 368.8 Plus: Preferred Equity (Liquidation Value) 395.0 395.0 395.0 Plus: Noncontrolling Interest 36.3 36.3 36.3 Less: FPSO JV Cash (50.0% Basis) (51.1) (51.1) (51.1) Less: Cash & Restricted Cash (210.5) (210.5) (210.5) 487.0 487.0 487.0 487.0 2,698.8 2,698.8 2,698.8 2,698.8 368.8 368.8 368.8 368.8 395.0 395.0 395.0 395.0 36.3 36.3 36.3 36.3 (51.1) (51.1) (51.1) (51.1) (210.5) (210.5) (210.5) (210.5) Transaction Value $4,159.4 $4,470.1 $4,345.8 $4,366.5 $4,387.3 $4,408.0 $4,428.7 TEV / Adj. EBITDA4 Metric: 2019E $670.3 6.2x 6.7x 6.5x 2020E 644.0 6.5 6.9 6.7 2021E 639.1 6.5 7.0 6.8 Implied Offer Value Memo: Basic Common Units Owned by the Public 110.070 110.070 110.070 TOO Common Unit Consideration $1.05 $1.80 $1.50 6.5x 6.5x 6.6x 6.6x 6.8 6.8 6.8 6.9 6.8 6.9 6.9 6.9 110.070 110.070 110.070 110.070 $1.55 $1.60 $1.65 $1.70 Implied Offer Value to Unaffiliated Public Holders (26.8%) $115.6 $198.1 $165.1 $170.6 $176.1 $181.6 $187.1

Preliminary Draft - Confidential Introduction TOO and Brent Performance Since Brookfield Acquisition of TK Corp Stake in TOO $1.60 $75.00 $1.45 $70.00 $1.30 $65.00 $1.15 $60.00 $1.00 $55.00 4/29/19 5/20/19 6/10/19 7/2/19 7/23/19 8/14/19 TOO Brent Source: FactSet as of August 14, 2019 7 TOO Unit Price Brent ($/bbl) 6/28/2019: Counter proposal of $1.80 per Common Unit from Conflicts Committee to Brookfield 5/17/2019: Unsolicited offer of $1.05 per Common Unit received from Brookfield 8/12/2019: Proposed Consideration of $1.50 per Common Unit received from Brookfield

Preliminary Draft - Confidential Introduction Issues for Consideration   Brookfield now controls 100% of the General Partner interest in the Partnership  Furthermore, Brookfield owns approximately 73.2% of the Common Units in the Partnership As part of the Partnership Agreement, the General Partner has the right to call and purchase all of the Common Units if the General Partner and its affiliates own more than 80.0% of the Common Units The Partnership’s largest Common Unit holder, after Brookfield, is Fidelity, with an approximate 7.1% interest, which, if sold to the Partnership or Brookfield, could allow Brookfield to exercise this call right The purchase price in this event is the greater of:  The average of the daily closing prices of the limited partner interests of such class or series over the 20 trading days preceding the date three days before notice of exercise of the call right  The highest price paid by the general partner for a limited partner interest during the 90-day period preceding the date of such notice The Partnership currently has (net debt + preferred) / capitalization of approximately 89.0%, and forecasts Adjusted EBITDA will decline from $670.3 million in 2019E to $498.7 million in 2023E There are risks to the Partnership’s business plan associated with the FPSO business segment  Of TOO’s eight FPSOs, three are predicted to be in lay-up throughout the forecast period  The FPSO that currently generates the most cash flow is the Petrojarl Knarr           • The Partnership’s business plan assumes the Petrojarl Knarr contract with Shell is extended past the 2021E current expiration Failure to extend the contract would reduce Partnership cash flow by over $300 million from 2021E to 2023E The Petrojarl Knarr currently faces a potential $10 million arbitration payment and is in a second arbitration hearing for late delivery of the Knarr that could reduce purchase option by 20% • •   The Partnership currently has a related party loan with Brookfield of $125 million at L + 700bps that matures in September 2019  Although Partnership management assumes the loan will be extended for five years at the same rate, there is no current agreement with Brookfield to extend the loan maturity  The Partnership has a cash balance of approximately $210 million with approximately $620 million in liquidity requirements for newbuilds and other purposes through 2023E Source: Partnership management, Partnership filings 8 GP Loan Business Plan Risk Call Right

Preliminary Draft - Confidential Introduction Overview of Other Potential Strategic Alternatives Action Description Benefits Considerations   Orphaned MLP with no research coverage, no Common Unit distribution and limited public   Brookfield affirmatively stated that it is only a buyer of Common Units, not a seller, and is Simplification threshold and trigger the call right 9   Reject offer and maintain public listing, retaining outstanding 26.8% LP public common interest   Access to capital markets   Retains optionality for future value creating alternatives   Gives long-term holders of TOO units equity exposure to future financial performance of the Partnership   Brookfield controls Partnership through the GP and, therefore, could reject any other alternatives float and trading liquidity unwilling to sign a standstill on the purchase of additional Common Units   The Conflicts Committee could recommend a poison pill to the Board, but it is unlikely that the Board would approve over Brookfield’s objection   With no restrictions on acquiring more Common Units, Brookfield could continue to acquire additional Common Units to reach the 80% ownership threshold, allowing Brookfield to exercise its limited call right to acquire the remaining Common Units   The $125 million loan between Brookfield and TOO matures in Q3 2019; Brookfield has no obligation to extend maturity and the Partnership does not have enough liquidity or financial flexibility to repay the loan   With Brookfield’s approval, TOO could embark on a rights offering to potentially fund the repayment of the GP loan. However, if existing investors do not participate pro rata, it could allow Brookfield to obtain more than an 80% ownership interest   MLP capital market headwinds: negative investor sentiment towards the energy / marine and MLP sectors resulting in low valuations / limited access to capital   Market trends favor C-Corps / simplified MLPs Status Quo   Elimination of the IDRs through cash or Common Unit consideration offered by the Partnership to Brookfield   Improves future cost of capital to the extent the IDRs would be receiving distributions   Eliminates the disproportionate benefits to the GP as potential future distributions reach the higher tiers   Limited to no IDR value given that the Partnership currently has no stated distribution policy   Unlikely to be viewed as a transformational transaction in the public markets   Has no effect on governance given that GP interest remains outstanding   Would require Brookfield’s agreement to sell the IDRs IDR Buy-in   Elimination of GP interest through cash or Common Unit consideration offered by the Partnership to Brookfield   Improves strategic alignment between Brookfield and public Common Unit holders   Simplified structure and improved governance structure could allow the Partnership to become more investable for large institutional investors   Even if the GP interest were eliminated, the Partnership would still have a limited public float which could make investing challenging for new investors   Limited liquidity to fund cash consideration   Common Unit consideration could potentially increase Brookfield’s ownership over the 80%   Would require Brookfield’s agreement to sell the GP GP Buy-in /

Preliminary Draft - Confidential Introduction Overview of Other Potential Strategic Alternatives (cont’d) Action Description Benefits Considerations Individual Assets 10   Actively market the Partnership to third party buyers   Potentially achieve a higher price for Common Unit holders   Ability to realize operational and SG&A synergies   Brookfield controls the Partnership through the GP and, therefore, could reject any third party alternatives   Brookfield has affirmatively stated it is not a seller Sale of the Partnership to a Third Party   Realize proceeds for segment / asset sales   Proceeds could be used to reduce leverage   Sale of segments / assets to best individual buyer theoretically maximizes value   Could eliminate SG&A   Requires the support of the GP which Brookfield controls   Depressed asset valuations and limited buyer universe   Reduces potential upside realization Sale of Segments /

Preliminary Draft - Confidential Introduction Changes Since June 27, 2019 Materials   Updated market prices and other information to August 14, 2019   Added Adjusted Sensitivity Case 2, accounting for a potential 20% reduction in Petrojarl Knarr purchase option price to ~$ from ~$  Added Sensitivity Case 4 which includes the same assumptions as Sensitivity Case 2 except Shell does not exercise purchase option on Petrojarl Knarr   Added Discounted Cash Flow sensitivities to reflect no towage EBITDA contribution   Updated TOO balance sheet information from March 31, 2019 to June 30, 2019   Added $10 million to Partnership liabilities to reflect reserve taken for potential loss in Petrojarl Knarr arbitration   Moved valuation effective date from March 31, 2019 to June 30, 2019 11 CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Preliminary Draft - Confidential II. TK / Brookfield April 29, 2019 Transaction

Preliminary Draft - Confidential TK / Brookfield April 29, 2019 Transaction Overview ($ in millions, except per unit / warrant amounts) Transaction Overview   On April 29, 2019, TK announced the sale for $100 million of (i) 56.587 million Common Units, (ii) 17.255 million warrants, (iii) 49.0% of the outstanding interests in TOO’s General Partner (the “GP Interest”) and (iv) the $25.0 million intercompany working capital loan from TK to TOO  TK / Brookfield April 29, 2019 Transaction closed on May 8, 2019 Per Brookfield Disclosure1 Per Brookfield Disclosure1 Common Price Per D $1.7 C $14.0 Items Sold to TOO Units Common Unit Amount $100.0 Working Capital Loan TOO Common Units TOO Warrants Implied Value of 49% GP Interest NA 56.587 17.255 NA NA $1.0479 $0.8114 NA $25.0 59.3 14.0 1.7 A B C D B A  B  Intercompany loan from TK to TOO repaid in full No disclosure regarding aggregate valuation of Common Units   Purchase price per Common Unit of $1.0479 disclosed C  No disclosure regarding aggregate valuation of warrants   Purchase price per warrant of $0.8114 disclosed D  Implied value of $1.7 million for the general partner interest based on the difference between the $100.0 million purchase price and disclosed purchase price allocations Working Capital Loan Common Units TOO Warrants 49% General Partner Interest Total Consideration Source: Partnership filings 1. Per SC 13D/A filed May 13, 2019 12 Total Consideration Paid $100.0 $59.3 A $25.0

Preliminary Draft - Confidential TK / Brookfield April 29, 2019 Transaction Overview of Warrant Valuation at Time of the TK / Brookfield April 29, 2019 Transaction ($ in millions, except per unit / warrant amounts) Warrant Terms Historical Volatility: TOO Common Units 80.0 69.1 64.1 57.5 60.0 40.0 20.0 --May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 90 Day Volatility 180 Day Volatility 260 Day Volatility Black Scholes Warrant Valuation Summary Volatility Sensitivity Series D Warrants Brookfield Transaction Warrants Series D Warrants Brookfield Transaction Warrants Total Warrant Value TOO Unit Price as of 4/26/19 Warrant Strike Price Expiration Period as of 4/26/19 One-Year Volatility Distribution Yield Interest Rate (10-Year Risk Free 4/26/19) $1.38 4.55 4.17 yrs 55.00% 0.00% 2.51% $1.38 4.00 5.42 yrs 55.00% 0.00% 2.51% Warrant Value (per unit) $0.08$0.21 $0.38$0.16$0.34$0.53 $0.15$0.33$0.52 TOO Warrants (mm) 1.7551.755 1.75515.500 15.500 15.500 17.255 17.255 17.255 Strike Price Black Scholes Value (per unit) Total Value ($mm) Warrant Tranches Units Expiration Series D Warrants Brookfield Transaction Warrants 1.755 15.500 6/29/2023 9/25/2024 $4.55 4.00 $0.21 0.34 $0.4 5.3 Source: Partnership management, Partnership filings, Bloomberg, FactSet 13 Total Warrants17.255 $0.33 $5.7 Black Scholes Value (per unit) $0.21 $0.34 Implied Warrant Value ($mm)$0.1$0.4$0.7$2.5$5.3$8.3$2.6$5.7$8.9 Volatility Range40.0% 55.0% 70.0%40.0% 55.0% 70.0%40.0% 55.0% 70.0% TK / Brookfield April 29, Rolling 260 Day: 54.4 Unaffected TOO Volatility: 2019 Transaction (4/26/2019) Rolling 90 Day: 71.7 Rolling 180 Day: 59.6 Series D Warrants Brookfield Transaction Warrants Overview   1.755 million warrants   15.500 million warrants Strike Price   $4.55 per unit   $4.00 per unit (exercisable at date of 10-day VWAP greater or equal to $4.00 per unit) Expiration Date   June 29, 2023   September 25, 2024 Given that Brookfield’s disclosure on warrant valuation did not include assumptions, Evercore utilized the Black-Scholes valuation methodology to interpolate the fundamental assumptions underpinning Brookfield’s analysis at the time of the transaction

Preliminary Draft - Confidential TK / Brookfield April 29, 2019 Transaction Overview of Valuation Impact of Key Transaction Assumptions ($ in millions, except per unit / warrant amounts) TOO Common Unit & Warrant Value Sensitivity   Reasonable changes to assumptions regarding warrant valuation and GP value increase the implied value of the Common Units  Assumptions regarding volatility are difficult to reconcile with historical performance to arrive at Brookfield’s implied warrant valuation  Further, despite theoretical valuations that utilize high volatility levels, market participants typically do not ascribe volatility levels significantly higher than 40% in actual transactions Implied Transaction GP Value of $0.0mm Implied Transaction GP Value of $1.7mm Implied Warrant Value (per unit) TOO Warrants (mm) $0.15 17.255 $0.33 17.255 $0.52 17.255 $0.91 17.255 $0.15 17.255 $0.33 17.255 $0.52 17.255 $0.81 17.255 Total Paid Consideration Less: Implied TOO Warrant Value Less: Working Capital Loan Less: 49.0% General Partner Value $100.0 (2.6) (25.0) --$100.0 (5.7) (25.0) --$100.0 (8.9) (25.0) --$100.0 (15.7) (25.0) --$100.0 (2.6) (25.0) (1.7) $100.0 (5.7) (25.0) (1.7) $100.0 (8.9) (25.0) (1.7) $100.0 (14.0) (25.0) (1.7) TOO Common Units (mm) 56.587 56.587 56.587 56.587 56.587 56.587 56.587 56.587 Source: Partnership filings, FactSet 14 Implied Value TOO Common Unit $1.28 $1.22 $1.17 $1.05 $1.25 $1.19 $1.14 $1.05 Implied Value of TOO Common Units $72.4 $69.3 $66.1 $59.3 $70.7 $67.6 $64.4 $59.3 Implied TOO Warrant Value $2.6 $5.7 $8.9 $15.7 $2.6 $5.7 $8.9 $14.0 Volatility Range 40.0% 55.0% 70.0% 106.4% 40.0% 55.0% 70.0% 96.0%

Preliminary Draft - Confidential III. Partnership Situation Analysis

Preliminary Draft - Confidential Partnership Situation Analysis Summary Market Data ($ in millions, except per unit amounts) Market Capitalization Balance Sheet and Credit Data As of August 14, 2019 As of June 30, 2019 Total Partnership Units Outstanding1 Common Unit Price 52-Week High 52-Week Low 414.377 $1.16 2.51 1.03 Cash & Restricted Cash FPSO JV Cash (50.0% Basis) Short-Term Debt Long-Term Debt2,3 FPSO JV Debt (50.0% Basis) $210.5 51.1 487.0 2,698.8 368.8 Total Equity Value Plus: Series A, B & E Preferred Equity (Liquidation Value) Plus: Net Debt (Including FPSO JVs) Plus: Noncontrolling Interest $478.6 395.0 3,292.9 36.3 Total Debt Net Debt Plus: Noncontrolling Interest Plus: Series A, B & E Preferred Equity (Liquidation Value) Plus: Market Capitalization (8/14/19) $3,554.6 $3,292.9 36.3 395.0 478.6 Enterprise Value $4,202.9 TOO Management Estimates Metric Yield/Multiple Net Market Capitalization Debt + Preferred / Total Capitalization Net Debt + Preferred / Net Market Capitalization Net Bank Debt / 2019E EBITDA Net Bank Debt / 2020E EBITDA Current Ratings (Senior Unsecured): Moody's S&P $4,202.9 89.2% 87.7% 4.4x 4.6 EV/Adj. EBITDA 2019E 2020E 2021E Distribution Yield Current $670.3 644.0 639.1 6.3x 6.5 6.6 $----% B3 B+ Unit Price and Distribution Information $5.00 $4.00 $3.00 $2.00 $1.00 $--$0.50 $0.40 $0.30 $0.20 $0.10 $--8/14/17 12/13/17 4/14/18 8/14/18 12/13/18 4/14/19 8/14/19 Distribution per Unit Unit Price Source: Partnership management, Partnership filings, FactSet as of August 14, 2019 1. 2. 3. Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs Adjusted for debt issuance costs per Partnership’s 20-F for the quarter ended June 30, 2019 Includes $125 million GP loan reported as “Due to Related Parties” and $10 million for potential Knarr arbitration payment provision 15 Distribution per Unit Unit Price Proposed 8/12/2019: Consideration of $1.50 per Common Unit 5/17/2019: Unsolicited offer of $1.05 per Common Unit received from Brookfield

Preliminary Draft - Confidential Partnership Situation Analysis Historical Trading Performance and Recent Events $4.00 $8.0 loan and 49.0% GP interest, to Brookfield $3.50 $7.0 $3.00 $6.0 $2.50 $5.0 $2.00 $4.0 $1.50 $3.0 $1.00 $2.0 $0.50 $1.0 $--$--Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Price Apr-19 May-19 Jun-19 Jul-19 Aug-19 $ Volume Source: Partnership filings, FactSet as of August 14, 2019 16 Volume ($ in millions) Common Unit Price 1/8/2019: Eliminates quarterly Common Unit distribution from previously distributed $0.01 per unit 4/29/2019: TK agrees to sell remaining interests in TOO, consisting of 56.6 million Common Units, 17.3 million warrants, $25.0 million working capital for $100.0 million cash consideration 5/1/2019: Secures $100.0 million revolving credit facility to refinance vessels in the Partnership’s FPSO fleet 4/4/2019: Secures $414.0 million long-term credit facility obtaining financing for four Shuttle Tanker newbuilds 5/20/2019: Receives unsolicited non-binding proposal from Brookfield to acquire all of the outstanding publicly-held Common Units for $1.05 in cash per Common Unit $1.16 Proposed Consideration (8/12/19): $1.50 9/12/2018: Brookfield appoints two new members to the GP’s Board of Directors 10/29/2018: Announces settlement with Petrobras that is expected to increase the Partnership’s revenues by approximately $91.0 million Average Daily Trading Volume ($mm) 1 Month $0.18 3 Months 0.55 6 Months 0.55 9 Months 0.61 12 Months 0.64

Preliminary Draft - Confidential Partnership Situation Analysis Bond Trading Summary: Historical Prices and Yield-to-Worst $700 million 8.50% Senior Unsecured Notes Due July 2023 104 18.00% 102 15.00% 100 12.00% 98 9.00% 96 6.00% 94 3.00% 92 0.00% Aug-18 Oct-18 Dec-18 Feb-19 Apr-19 Jun-19 Aug-19 Price Yield to Worst - % Source: Partnership management, Partnership filings, FactSet as of August 14, 2019 17 $99.00 8.79% 5/17/19: Proposed Consideration of $1.05 per Common Unit 8.5% Sr. Notes Outstanding: $700.0mm Current Price: 99.0 YTD Average YTW: 8.8%

Preliminary Draft - Confidential Partnership Situation Analysis Preferred Equity Trading Summary: Historical Prices and Yield-to-Worst Series A $150 million 7.25% Preferred Stock $30.0 20.00% 16.00% 12.00% 8.00% 4.00% 0.00% $25.0 $20.0 $15.0 $10.0 Aug-18 Oct-18 Dec-18 Feb-19 Apr-19 Jun-19 Aug-19 Series B $125 million 8.50% Preferred Stock Price Yield to Worst - % $30.0 20.00% 16.00% 12.00% 8.00% 4.00% 0.00% $25.0 $20.0 $15.0 $10.0 Aug-18 Oct-18 Dec-18 Feb-19 Apr-19 Jun-19 Aug-19 Series E $115 million 8.88% Preferred Stock $30.0 20.00% 16.00% 12.00% 8.00% 4.00% 0.00% $25.0 $20.0 $15.0 $10.0 Aug-18 Oct-18 Dec-18 Feb-19 Apr-19 Jun-19 Aug-19 Source: Bloomberg as of August 14, 2019 18 Price Yield to Worst - % 13.2% $16.41 5/17/19: Proposed Consideration of $1.05 per Common Unit Current Price: $16.41 Current YTW: 13.2% 12.7% $17.05 5/17/19: Proposed Consideration of $1.05 per Common Unit Current Price: $17.05 Current YTW: 12.7% PriceYield to Worst - % 11.3% $16.35 5/17/19: Proposed Consideration of $1.05 per Common Unit Current Price: $16.35 Current YTW: 11.3%

Preliminary Draft - Confidential Partnership Situation Analysis Ratings Agency Commentary Current Ratings LT Issuer Rating Outlook Analyst B+ Stable Wendell Sacramoni LT Issuer Rating Outlook Analyst B3 Stable Paresh Chari Recent Comments S&P Research Update: July 6, 2018 Moody’s Credit Opinion: June 13, 2018   The stable outlook reflects S&P’s expectation that the company will maintain its market leading position in the industry segments where it operates, achieve high consolidated operating margins, and have good visibility to revenue and cash flow generation   TOO is challenged by significant amortization payments and term loan maturities that must be funded with vessel refinancing or the sale of obsolete vessels Supported by the stable and contracted nature of its cash flows     High barriers-to-entry for competing FPSOs in long lived fields and strong shuttle tanker market position in the North Sea provide adequate coverage for liabilities   Offshore production, storage, and transportation sector maintains moderate future outlook  Stable credit rating reflects S&P’s view that cyclical transportation industry is offset by the company’s strong market position and operational expectations The stable outlook reflects Moody’s expectation that the company will be able to fund its liquidity shortfall through vessel refinancing and asset sales, and that leverage and coverage will remain steady   Source: S&P Global Ratings, Moody’s 19

Preliminary Draft - Confidential Partnership Situation Analysis Asset Overview Summary TOO Breakdown by Business Segment1 Average Remaining Charter Duration (Years)2 Forward Fixed-Rate Revenue FSO 6% 4.0 Shuttle Tankers 47% FPSO 47% 2019E Adjusted EBITDA Towage 1% UMS/Other -1% FSO 14% Shuttle Tankers 36% FPSO 48% Shuttle Tankers FPSO FSO Towage UMS/Other Source: Partnership management, Partnership filings 1. 2. Excludes Libra and Itajai joint ventures As provided by Partnership management 20 Total: $670mm Total: $4,895mm 3.4 2.8 NA NA Fleet Average: 3.4 years

Preliminary Draft - Confidential Partnership Situation Analysis FPSO Asset Overview Overview Capacity Ownership Charter Charter Expiry Charterer Extension # Vessel (bbl/day) Year Built (%) Charterer Type (Firm Period) Option Term / Rate 2. Petrojarl I 46,000 bbls 1986 100% ENAUTA TC May-2022 NA Piranema Spirit2 4. 30,000 bbls 2007 100% Petrobras TC June-2020 NA February-20224 6. Itajai 80,000 bbls 2012 50% Petrobras TC 6 x 1 year / 85% Original Rate Indicates Vessel Currently in Lay-up Source: Partnership management, Partnership filings 1. 2. 3. 4. 5. Petrojarl Knarr charter has annual right to terminate for a fee beginning in March 2025 Piranema Spirit on contract until February 2022 but expected to be terminated for a fee with 10 months notice in June 2020 The charterer has options to extend the contract to November 2037 The charterer has options to extend the contract to February 2028 The contract has a 10-year duration with a firm period expiring in March 2025, although the charterer has the annual right to terminate the contract after March 2021 subject to payment of certain termination fees for early cancellation. The charterer has options to extend the service contract to 2035 21 FPSO – On the Water 7.Petrojarl Varg57,000 bbls1998100%NoneNALay-upNA 8.Ostras25,000 bbls1981100%NoneNALay-upNA 5.Libra50,000 bbls201750%PetrobrasTCDecember-20293 NA 3.Voyageur Spirit30,000 bbls2008100%PremierTCApril-2020NA 1.Petrojarl Knarr 163,000 bbls2014100%ShellTCMarch-2025510 x 1 year / Varies

Preliminary Draft - Confidential Partnership Situation Analysis FPSO Asset Overview – Knarr Area, Norway Knarr Overview Knarr Asset Map   The Knarr Area is an offshore oil field located in the North Tampen area of the Northern North Sea  Operated by Shell with 45% working interest with partners Idemitsu (25%), Wintershall (20%) and DEA (10%) The Knarr Area and Knarr West were discovered in 2008 and 2011, respectively; both were brought on production in Mar 2015  Developed with three production and three injector wells across two subsea templates, linked to an FPSO owned by the Partnership  Oil is transported by shuttle tankers while gas and NGLs are exported to the United Kingdom via a 12.5”, 65-mile pipeline operated by Gassco linked to the FLAGS Pipeline system Reached peak production in 57 Mboe/day (96% liquids) in 2016 but since then has declined due to higher than expected water cut, which WoodMac believes could water out by 2021      Producing 44° API, low GOR oil from the Jurassic aged Cook sandstone formations •Good quality reservoirs with 250 mD permeability, but relatively high temperature and pressure limit secondary recovery options  WoodMac estimate remaining YE2018 2P Gross Reserves of 11.2 MMboe (99% oil) •Does not include identified in-field projects (an additional infill well or gas lift project), or prospects in the area which could extend the life of the facility -Exploration drilling in nearby blocks has so far not panned out, with the most recent being Equinor’s Presto prospect which was touted to contain up to 160 Mmboe On June 12, 2019, Shell announced plans to begin the decommissioning of the Knarr offshore oil field   Source: WoodMac 22

Preliminary Draft - Confidential Partnership Situation Analysis Towage, FSO and UWS Asset Overview Overview Capacity Ownership Charter Charter Expiry # Vessel (tonnes, dwt, berths) Year Built (%) Charterer Type (Firm Period) 1. ALP Centre 306 tonnes 2010 100% Various Spot NA 3. ALP Winger 220 tonnes 2007 100% Various Spot NA 5. ALP Ippon 207 tonnes 2007 100% Various Spot NA 7. ALP Striker 300 tonnes 2016 100% Various Spot NA 9. ALP Sweeper 300 tonnes 2017 100% Various Spot NA Gina Krog 1,2 11. 124,502 dwt 1995 100% Equinor TC October-2020 12. Falcon Spirit 124,472 dwt 1986 100% Qatar Petroleum TC June-2022 Dampier Spirit1 13. 106,668 dwt 1987 100% Jadestone TC August-2024 14. Suksan Salamander 78,228 dwt 1993 100% TK / Ophir BB August-2024 Apollo Spirit 4 15. 129,019 dwt 1978 89% TK / CNR BB June-2020 Indicates Vessel Currently in Lay-up Source: Partnership management, Partnership filings 1. 2. 3. 4. Charterer has option to extend the time charter The vessel was converted into an FSO unit in 2017 * Charterer has early termination rights for notice period Charterer is required to charter the vessel for as long as Teekay Corporation’s Petrojarl Banff FPSO unit produces in the Banff Field in the North Sea 23 UMS FSO – OTW Long-Haul Towage 16. Arendal Spirit 500 berths 2015 100% NA NA Lay-up 1 3 10. ALP Ace 197 tonnes 2006 100% Various Spot Lay-up 8. ALP Defender 300 tonnes 2017 100% Various Spot NA 6. ALP Keeper 300 tonnes 2018 100% Various Spot NA 4. ALP Forward 220 tonnes 2008 100% Various Spot NA 2. ALP Guard 301 tonnes 2009 100% Various Spot NA CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Preliminary Draft - Confidential Partnership Situation Analysis Shuttle Tanker Asset Overview Overview Production Capacity (dwt) Ownership (%) Charter Expiry (Firm Period) Charter Rate ($/day) Charterer Extension Option Term / Rate # Vessel Year Built Charterer * * 1. 2. 3. 4. 5. 6. 7. 8. 9. Samba Spirit Lambada Spirit Bossa Nova Spirit Sertanejo Spirit Navion Anglia Nansen Spirit Peary Spirit Beothuk Spirit Norse Spirit 154,000 dwt 154,000 dwt 154,000 dwt 154,000 dwt 126,360 dwt 106,000 dwt 106,000 dwt 155,000 dwt 155,000 dwt 2013 2013 2013 2013 1999 2010 2011 2017 2017 100% 100% 100% 100% 100% 100% 100% 100% 100% Shell Shell Shell Shell Equinor 2 Equinor 2 Equinor 2 BWTTS BWTTS June-2023 July-2023 November-2023 January-2024 November-2019 February-2020 March-2020 June-2030 June-2030 $ 1 x 5 year / $ $ $ 1 x 5 year / $ $ $ NA $ $ NA * $ $ 1 x 5 year / $ 13. 14. Petronordic Petroatlantic 92,995 dwt 92,968 dwt 2002 2003 100% 100% TK -> BP TK -> BP March-2022 March-2022 $ NA $ 17. 18. 19. 20. 21. Navion Oceania 126,355 dwt 1999 100% CoA CoA CoA NA Amundsen Spirit 106,000 dwt 2010 100% CoA CoA CoA NA Navion Oslo 100,257 dwt 2001 100% CoA CoA CoA NA Stena Natalita1 25. 26. 27. 28. 29. 30. 31. 32. 108,073 dwt 2001 50% CoA CoA CoA NA Grena Knutsen Nordic Brasilia Nordic Rio 1 Navion Stavanger Navion Bergen Navion Gothenburg 147,500 dwt 151,294 dwt 151,294 dwt 148,729 dwt 105,641 dwt 152,244 dwt 2003 2004 2004 2003 2000 2006 Chartered-In 100% 50% 100% 100% 50% CoA Various Various Transpetro Petrobras 3 Petrobras 3 November-2019 Spot Spot July-2020 April-2020 July-2020 CoA NA NA * $ $ NA $ $ NA $ Source: Partnership management, Partnership filings Note: “CoA” refers to contracts of affreightment, "TC" refers to time charters, "BB" refers to bareboat charters, "NB" refers to newbuilding Indicates Newbuild 1. Owned through a 50% owned subsidiary, the parties share in the profits and losses of the subsidiary in proportion to each party’s relative ownership; 2. Under the terms of a master agreement with Equinor, the vessels are chartered under individual fixed-rate annually renewable time-charter contracts. The number of vessels may be adjusted annually based on the requirements of the fields serviced. It is expected that between one and three vessels will be required by Equinor annually. The vessels currently on time-charter to Equinor may be replaced by vessels currently servicing contracts of affreightment or other time-charter contracts; 3. Charterer has the right to purchase the vessel at end of the bareboat charter; 4. Four of the six newbuildings will operate in the North Sea contract of affreightment fleet and two will operate under the master agreement with Equinor 24 BBSpot Contract of Affreightment Time Charter NA NA Heather Knutsen 148,644 dwt 2005 Chartered-In CoA January-2020 CoA NA 22. Rainbow Spirit 4125,000 dwt 2020 100% CoA CoA CoA NA 23. Current Spirit4 125,000 dwt 2020 100% CoA CoA CoA NA 24. Wave Spirit4 103,000 dwt 2020 100% CoA CoA CoA NA Scott Spirit 106,000 dwt 2011 100% CoA CoA CoA NA Navion Hispania 126,183 dwt 1999 100% CoA CoA CoA NA 15. Stena Sirita1 126,873 dwt 1999 50% ExxonMobil July-2019; to be sold $ NA 16. Wind Spirit4 103,000 dwt 2021 100% CoA CoA CoA NA NA 10. Dorset Spirit 155,000 dwt 2018 100% BWTTS June-2030 $ 1 x 5 year / $ 11. Aurora Spirit 4125,000 dwt 2019 100% Equinor 2April-2027 $ NA 12. Tide Spirit 4125,000 dwt 2020 100% Equinor 2April-2032 $ NA 1 x 5 year / $ NA 1 x 5 year / $ 1 x 5 year / $ CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Preliminary Draft - Confidential Partnership Situation Analysis Management Case: TOO Financial Projections Assumptions – General and FPSO TOO 2019E 2020E 2021E 2022E 2023E FPSO * is in lay-up for the remainder of the forecast period. paid by the customer from Q2 2021. No further revenue assumed in the forecast period. period. Indicates Vessel in Lay-up or Sold Source: Partnership management 25 Unit on hire throughout forecast period.*CAPEX rate reduction starting in *Firm period to be extended by 5 years from 2021 through a commercial arrangement with Shell and/or possibly other producers. Petrojarl Knarr Petrojarl I The unit is on contract until May 2022 (4 years), after which TOO receives a termination fee of $. The unit On the Huntington*/day TC rate (including OPEX, plus oil tariff). An extension of one year at a rate*is assumed until TOO finds a new customer. Thereafter, the unit is assumed to go into an upgrade paid for by the new customer but no further revenue or OPEX is recognized in the forecast period. Voyageur Spirit Piranema Spirit The current contract is assumed to be cancelled after Q2 2020 and the vessel is laid up until a new yard stay Unit on hire throughout the forecast period. Pioneiro de Libra (50% JV) Unit on hire to February 2022 and Petrobras exercises options for the remainder of the forecast period. Cidade de Itajai (50% JV) Petrojarl Varg The Cheviot contract is cancelled, and the vessel is assumed to be in continued lay-up throughout the forecast The unit is laid up in Namibia and is assumed recycled for a net amount of nil at the end of Q4 2019. Cidade de Rio das Ostras field to April 2020 at $ $66$65$62$61$60 Brent Forward Curve, $ / bbl (May 8, 2019) 8.348.298.538.498.46 NOK/USD (Average) (May 7, 2019) 2.50%2.06%1.96%2.04%2.14% LIBOR (May 16, 2019) No distributions to Common Unit holders throughout the forecast period. Continued distribution to preferred equity Quarterly Distributions Assumed in 2019/2020: Gina Krog $19mm settlement + $4mm legal costs (capitalized), Petrojarl I no settlement + $12.8mm legal costs (capitalized), Petrojarl Knarr arbitration $1.8mm legal costs (expensed) and no payment. Assumes $10.0mm for potential Knarr arbitration payment provision Legal Claims/Settlement CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Preliminary Draft - Confidential Partnership Situation Analysis Management Case: TOO Financial Projections Assumptions – Shuttle Tankers ).* * in Q3 2023 ($ * *on 100% basis. tanker market to the end of its useful life (Q1 2026). Assumed dry dock capex of $ Source: Partnership management 26 Shuttle CoA Utilization 80% through 2023. * $*per day TCE rate + $per day annual escalation from 2020. Shuttle In-charter Rates to Cover Deficit $*per day CoA rate + $*per day annual escalation from 2020. Renewal / New Field CoA Rates 20 years in June 2019, upgraded for $4mm (20-year class) to increase capacity in the CoA fleet. Assumed 40% utilization for one year. Navion Oceania Contract expired July 2019 and the vessel is assumed to be extended by Transpetro at a bareboat rate of $*per day for one year and then at a rate of $per day for the remainder of the useful life. Recycled Navion Stavanger Was 20 years old in July 2019 – sold or recycled by mid-September 2019 ($)*. Navion Hispania 20 years old in December 2019. Assumed to be sold/recycled beginning of 2020 ($)*. Navion Anglia Was on contract until July 25, 2019. Recycled in Q4 2019 ($*). Stena Sirita Assumed to be traded in the conventional tanker market throughout the forecast period. Nordic Rio / Nordic Brasilia CoA trading for 10 days per month, with no TC revenue received during those days until Q1 2022. Then CoA trade until sold for recycling in Q1 2023 and Q3 2022 respectively ($each). Petronordic / Petroatlantic Renewal options to take effect from Q2 2023 at a rate of $ */day (reduced from $*in 2022). Samba/Lambada/Bossa Nova/Sertanejo On bareboat charter to Transpetro for the rest of the useful life. Assumed recycled in Q2 2020 ($)*. Navion Bergen Traded in the CoA pool until recycled in Q1 2021 ($)*. Navion Oslo Assumed redelivered from Transpetro at the end of contract (Q3 2020) and assumed traded in the conventional Navion Gothenburg * Traded in the CoA pool until recycled in Q2 2021 ($). Stena Natalita Total FBUC of $*per vessel. On contract with Equinor in February 2020 and March 2020. Total FBUC of $per vessel. On CoA trade in May and August 2020. Total FBUC of $per vessel. On CoA trade in October 2020 and March 2021. Aurora Spirit and Tide Spirit; Rainbow Spirit and Current Spirit; Wave Spirit and Wind Spirit CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Preliminary Draft - Confidential Partnership Situation Analysis Management Case: TOO Financial Projections Assumptions – FSO, UMS and Towage FSO HiLoad UMS Towage Source: Partnership management 27 *2019* 2020* 2021* 2022* 2023 Utilization63%75%78%80%80% Towage Utilization and Rates ALP Ace laid up throughout H1 2020. ALP Forward out of lay-up in Q2 2019. Lay up ALP Future Class$ $ $ $ $ Ace/Ippon$ $ $ $ $ Winger/Forward$ $ $ $ $ Guard/Centre$ $ $ $ $ Unit laid up at a cost of $*/day + $ *early phase work in 2019 for return to operations plan. $*in upgrade costs and training costs incurred in 2019 to prepare to get the unit out of lay-up. Redeployed at $/*day in Q2 2020 at 50% utilization generating $*of revenue and $/*day at 80% utilization in 2021 onwards for the remainder of the forecast period. The customer is assumed to be other than Petrobras, so settlement will be paid in full ($22mm in 2020 and $19mm in 2021). Arendal Spirit Recycled with Hispania in Q3 2019 at net zero. HiLoad Options exercised for the remainder of the forecast period. Gina Krog Assumed sold for recycling at end of firm contract in Q2 2022 for $.* Falcon Spirit Assumed redelivered and sold at end of firm contract in Q3 2024 for $*. Dampier Spirit Contract was extended to June 2020 at 5% lower rate. Assumed recycled thereafter for $.* Apollo Spirit On contract for the remainder of the forecast period. Suksan Salamander CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Preliminary Draft - Confidential Partnership Situation Analysis Key Accounting Treatments for Non-Cash Items Relating to FPSO and Shuttle Contracts   Pursuant to an FPSO contract, the Partnership charters an FPSO unit to a customer for a fixed period of time   Fees relating to the lease and operation of the FPSO (or hire) are typically invoiced monthly in arrears, based on a fixed daily hire amount   In certain FPSO contracts, the Partnership is entitled to a lump sum amount due upon commencement of the contract and may also be entitled to termination fees if the contract is canceled early   While the fixed daily hire amount may be the same over the term of the FPSO contract, in certain cases, the daily hire amount declines over the duration of the FPSO contract   Furthermore, certain FPSO and Shuttle contracts contain reimbursements for vessel operating expenditures, mobilization fees and capital expenditures  As a result, the Partnership accounts for these items on a straight-line basis over the duration of the charter under GAAP purposes, which is reflected in Adjusted EBITDA   However, in order to compare operating changes across certain sensitivity cases on a per annum basis, we have shown on pages 29, 33, 35, 38 and 40 cash operating earnings per segment, which reflects monthly charter payments and operating expenses, thus excluding lump sum payments such as termination fees or reimbursement of capex and mobilization cost and allowing for a like-for-like comparison across sensitivity cases Source: Partnership management; Partnership filings 28

Preliminary Draft - Confidential Partnership Situation Analysis Management Case: Proportional Cash Operating Earnings by Segment ($ in millions) $700.0 $650.0 $7.7 $600.0 $550.0 $500.0 $450.0 $400.0 $350.0 s d $300.0 * $250.0 * for $ $200.0 $150.0 $100.0 $50.0 $--($50.0) FPSOs (Including 50% JVs) FSOs Shuttle Tankers Towage Other Source: Partnership management 29 $659.8$654.0 $624.7 $19.1 Apollo Spirit recycled for $* Piranem a Spirit contract cancelled at end of Q2 2020E $14.4 $47.7 $604.4 $250.4 $237.5 ALP Forward com es out of layup Os tras laid up in 2019E $278.0 Utilization increas es to 78% All newbuilds fully delivered $25.3 $54.5 $504.4 $270.1 One s huttle recycled for $* Falcon Spirit s old Petrojarl I laid up in May 2022E $11.5 $53.3 Two s huttle recycle for $ total $13.1 $235.5 $74.2 $81.6 $48.6 $301.6 $303.9 $45.1 $254.4 $223.2 $40.8 $161.7 2019E($6.0)2020E2021E2022E2023E FPSOs/FSOs61.7%57.0%46.3%44.4%40.1% Shuttle Tank ers38.0%38.0%42.5%44.7%46.7% Towage/Other0.3%5.1%11.2%10.9%13.2% CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Preliminary Draft - Confidential Partnership Situation Analysis Management Case: Partnership GAAP Financial Projections ($ in millions) For the Years Ending December 31, 2019E 2020E 2021E 2022E 2023E Net Voyage Revenue Expenses Operating Expenses Charter Hire Expense General & Administrative $1,140.9 $1,082.1 $1,003.8 $981.9 $882.1 ($444.4) (51.0) (71.9) ($436.0) (32.2) (67.2) ($397.8) (6.9) (56.5) ($386.3) (50.9) (51.1) ($367.1) (58.1) (50.3) Total Expenses ($567.3) ($535.4) ($461.2) ($488.4) ($475.5) Less: Depreciation Expense Less: Drydock Amortization (324.2) (29.4) (319.3) (28.0) (327.1) (28.3) (329.4) (32.3) (320.4) (35.6) EBIT Less: Interest Expense $220.1 (220.8) $199.4 (219.3) $187.3 (217.5) $131.8 (204.1) $50.6 (195.5) EBT Plus: Equity Income from JVs Less: Tax Expense ($0.7) 36.5 (6.0) ($19.9) 49.8 (5.9) ($30.2) 53.7 (4.9) ($72.3) 52.9 (1.9) ($144.8) 53.2 (1.7) Net Income / (Loss) $29.7 $24.1 $18.5 ($21.4) ($93.3) Cash Flow Detail Cash Flow from Operations Prepayment of Long-Term Debt Scheduled Repayment of Long-Term Debt Proceeds from Issuance of Long-Term Debt Distributions to Noncontrolling Interest Cash Distributions Paid to Preferred Shares $288.9 ($457.5) (628.9) 1,100.5 (2.8) (31.8) $336.6 $--(633.5) 652.4 2.6 (31.8) $358.3 $--(561.8) 323.3 9.4 (31.8) $321.6 $--(690.4) 275.0 (7.1) (31.8) $231.4 $--(1,114.9) 844.0 (7.0) (31.8) Cash Flow from Financing Vessel & Equipment Capital Expenditures Proceeds from Vessel Dispositions & Equipment Sales ($20.5) ($315.0) 46.0 ($10.3) ($396.0) 20.5 ($260.8) ($75.0) 12.0 ($454.2) $--13.0 ($309.7) $--16.0 Cash Flow from Investing ($269.0) ($375.5) ($63.0) $13.0 $16.0 Source: Partnership management 30 Change in Cash ($0.6) ($49.1) $34.5 ($119.6) ($62.3) Ending Cash Balance 224.4 175.3 209.8 90.2 27.9 Ending Debt Balance 3,119.8 3,138.7 2,900.3 2,489.9 2,232.9 Net Debt / EBITDA 5.0x 5.4x 5.0x 4.9x 5.4x Total Liquidity $228.8 $179.7 $214.1 $94.6 $32.2 Minimum Liquidity Covenants Requirement 156.0 156.9 145.0 124.5 111.6 Liquidity Surplus / (Deficit) $72.8 $22.7 $69.1 ($29.9) ($79.4) Adjusted EBITDA $670.3 $644.0 $639.1 $586.9 $498.7 EBITDA $573.7 $546.7 $542.7 $493.5 $406.6 Provided by Partnership Management (GAAP)

Preliminary Draft - Confidential Sensitivity Cases

Preliminary Draft - Confidential Partnership Situation Analysis Sensitivity Cases: TOO Financial Projections Assumptions 1 Sensitivity Case 1 2 Sensitivity Case 2 *   Shell has a purchase option for $ * Shuttle Tanker Source: Partnership management 31   Unit redelivers in March 2021 and Partnership receives termination fee of $*   Vessel is sold for the purchase option price of $and the outstanding debt balance is repaid ($360mm) Petrojarl Knarr   Unit stays on contract throughout the forecast period   Assumes the current debt rolls over with the extension Petrojarl I   Unit stays on contract throughout the forecast period   Assumes same terms as year 3 of the current contract Piranema Spirit   4th Canada East Coast shuttle tanker is added to the fleet   Assumes 75% leverage and L+225 financing (similar to first four North Sea new-builds)   Starts operations in June 2022 4th Canada East Coast   Unit redelivers in March 2021 and Partnership receives termination fee of $*   The termination fee is used to repay banks to roll debt facilities Petrojarl Knarr Other than as noted below, all assumptions in Sensitivity Cases are the same as Management Case CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Preliminary Draft - Confidential Partnership Situation Analysis Sensitivity Cases: TOO Financial Projections Assumptions (cont’d) 3 Sensitivity Case 3   Assumes the current debt rolls with the extension Shuttle Tanker 4 Sensitivity Case 4 Shuttle Tanker Source: Partnership management 32   Unit redelivers in March 2021 and Partnership receives termination fee of $ *   The termination fee is used to repay banks to roll debt facilities Petrojarl Knarr   Unit stays on contract throughout the forecast period   Assumes the current debt rolls over with the extension Petrojarl I   Unit stays on contract throughout the forecast period   Assumes same terms as year 3 of the current contract Piranema Spirit   4th Canada East Coast shuttle tanker is added to the fleet   Assumes 75% leverage and L+225 financing (similar to first four North Sea new-builds)   Starts operations in June 2022 4th Canada East Coast   Assumes unit stays on station with the Management Case assumptions Petrojarl Knarr Petrojarl I   Unit stays on contract throughout the forecast period   Unit stays on contract throughout the forecast period   Assumes same terms as year 3 of the current contract Piranema Spirit   4th Canada East Coast shuttle tanker is added to the fleet   Assumes 75% leverage and L+225 financing (similar to first four North Sea new-builds)   Starts operations in June 2022 4th Canada East Coast CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Preliminary Draft - Confidential Partnership Situation Analysis ($ in millions) Sensitivity Case 1: Proportional Cash Operating Earnings by Segment 1 $750.0 $624.7 $624.7 $7.7 $7.7 $14.4 $14.4 $11.5 $11.5 $13.1 $13.1 ($50.0) Case Case 1 Case Case 1 Case FSOs Case 1 Shuttle Tankers Case Towage Case 1 Other Case Case 1 FPSOs (Including 50% JVs) Source: Partnership management 33 2019E 2020E 2021E 2022E 2023E FPSOs/FSOs 61.7% 61.7% Shuttle Tank ers 38.0% 38.0% Towage/Other 0.3% 0.3% 57.0% 57.0% 38.0% 38.0% 5.1% 5.1% 46.3% 46.7% 42.5% 42.2% 11.2% 11.1% 44.4% 33.7% 44.7% 53.3% 10.9% 13.0% 40.1% 26.2% 46.7% 57.5% 13.2% 16.2% $659.8 $659.8 $654.0 $658.1 $604.4 $504.4 $650.0 $550.0 $450.0 $350.0 $250.0 $150.0 $50.0 $19.1 $19.1 $47.7 $47.7 $250.4 $250.4 $237.5 ($6.0) $237.5 ($6.0) $278.0 $278.0 $54.5 $506.8 $270.1 $54.5 $53.3 $409.3 $270.1 $235.5 $53.3 $74.2 $74.2 $81.6 $81.6 $235.5 $48.6 $48.6 $301.6 $301.6 $303.9 $303.9 $45.1 $254.4 $258.5 $223.2 $40.8 $45.1 $161.7 $125.5 $40.8 $66.6 $25.3 $25.3 Management Sensitivity Management Sensitivity Management Sensitivity Management Sensitivity Management Sensitivity

Preliminary Draft - Confidential Partnership Situation Analysis ($ in millions) Sensitivity Case 1: Partnership GAAP Financial Projections 1 For the Years Ending December 31, 2019E 2020E 2021E 2022E 2023E Net Voyage Revenue Expenses Operating Expenses Charter Hire Expense General & Administrative $1,140.9 $1,108.7 $947.8 $781.9 $720.4 ($444.4) (51.0) (71.9) ($437.7) (32.2) (65.3) ($365.0) (6.9) (52.5) ($340.8) (50.9) (45.6) ($319.5) (58.1) (44.6) Total Expenses ($567.3) ($535.2) ($424.4) ($437.3) ($422.2) Less: Depreciation Expense Less: Drydock Amortization (324.2) (29.4) (319.3) (28.0) (327.1) (28.3) (329.4) (32.3) (320.4) (35.6) EBIT Less: Interest Expense $220.1 (220.8) $226.2 (219.2) $168.0 (214.4) ($17.1) (201.7) ($57.8) (193.6) EBT Plus: Equity Income from JVs Less: Tax Expense ($0.7) 36.5 (6.0) $7.1 49.8 (5.9) ($46.4) 53.7 (4.9) ($218.8) 52.9 (1.9) ($251.4) 53.2 (1.7) Net Income / (Loss) $29.7 $51.0 $2.3 ($167.9) ($199.9) Cash Flow Detail Cash Flow from Operations Prepayment of Long-Term Debt Scheduled Repayment of Long-Term Debt Proceeds from Issuance of Long-Term Debt Distributions to Noncontrolling Interest Cash Distributions Paid to Preferred Shares $304.8 ($457.5) (628.9) 1,100.5 (2.8) (31.8) $366.4 $--(633.5) 652.4 2.6 (31.8) $365.5 ($80.0) (555.1) 323.3 9.4 (31.8) $226.4 $--(660.4) 275.0 (7.1) (31.8) $138.2 $--(1,110.1) 844.0 (7.0) (31.8) Cash Flow from Financing Vessel & Equipment Capital Expenditures Proceeds from Vessel Dispositions & Equipment Sales ($20.5) ($315.0) 46.0 ($10.3) ($396.0) 20.5 ($334.1) ($75.0) 12.0 ($424.2) $--13.0 ($304.9) $--16.0 Cash Flow from Investing ($269.0) ($375.5) ($63.0) $13.0 $16.0 Source: Partnership management 34 Change in Cash $15.3 ($19.4) ($31.7) ($184.8) ($150.7) Ending Cash Balance 240.3 220.9 189.3 4.5 (146.2) Ending Debt Balance 3,119.8 3,138.7 2,826.9 2,446.6 2,194.5 Net Debt / EBITDA 5.0x 5.1x 5.0x 7.1x 7.8x Total Liquidity $239.6 $220.2 $188.6 $3.8 ($146.9) Minimum Liquidity Covenants Requirement 156.0 156.9 141.3 122.3 109.7 Liquidity Surplus / (Deficit) $83.6 $63.3 $47.2 ($118.5) ($256.6) Adjusted EBITDA $670.3 $670.8 $619.8 $438.1 $390.2 EBITDA $573.7 $573.5 $523.4 $344.6 $298.2 Provided by Partnership Management (GAAP)

Preliminary Draft - Confidential Partnership Situation Analysis ($ in millions) Sensitivity Case 2: Proportional Cash Operating Earnings by Segment 2 $750.0 $624.7 $624.7 $7.7 $7.7 $14.4 $14.4 $11.5 $11.5 $13.1 $13.1 ($50.0) Case Case 2 Case Case 2 Case FSOs Case 2 Shuttle Tankers Case Towage Case 2 Other Case Case 2 FPSOs (Including 50% JVs) Source: Partnership management 35 2019E 2020E 2021E 2022E 2023E FPSOs/FSOs 61.7% 61.7% Shuttle Tank ers 38.0% 38.0% Towage/Other 0.3% 0.3% 57.0% 57.6% 38.0% 37.4% 5.1% 5.0% 46.3% 47.8% 42.5% 41.3% 11.2% 10.8% 44.4% 36.9% 44.7% 51.0% 10.9% 12.0% 40.1% 36.3% 46.7% 50.5% 13.2% 13.3% $659.8 $670.3 $654.0 $672.7 $604.4 $504.4 $501.4 $650.0 $550.0 $450.0 $350.0 $250.0 $150.0 $50.0 $19.1 $47.7 $19.1 $250.4 $47.7 $250.4 $237.5 ($6.0) $237.5 ($6.0) $278.0 $278.0 $54.5 $548.6 $270.1 $54.5 $53.3 $53.3 $279.9 $235.5 $253.1 $74.2 $74.2 $81.6 $81.6 $48.6 $48.6 $312.0 $301.6 $303.9 $303.9 $273.2 $45.1 $254.4 $223.2 $45.1 $40.8 $40.8 $157.6 $161.7 $141.1 $25.3 $25.3 Management Sensitivity Management Sensitivity Management Sensitivity Management Sensitivity Management Sensitivity

Preliminary Draft - Confidential Partnership Situation Analysis ($ in millions) Sensitivity Case 2: Partnership GAAP Financial Projections 2 For the Years Ending December 31, 2019E 2020E 2021E 2022E 2023E Net Voyage Revenue Expenses Operating Expenses Charter Hire Expense General & Administrative $1,140.9 $1,135.1 $989.4 $878.0 $865.8 ($444.4) (51.0) (71.9) ($444.3) (32.2) (67.2) ($380.1) (6.9) (54.4) ($366.8) (50.9) (52.8) ($373.2) (58.1) (52.8) Total Expenses ($567.3) ($543.8) ($441.4) ($470.6) ($484.1) Less: Depreciation Expense Less: Drydock Amortization (324.2) (29.4) (319.3) (28.0) (328.0) (28.3) (334.4) (32.3) (327.7) (35.6) EBIT Less: Interest Expense $220.1 (220.8) $244.0 (219.3) $191.6 (195.2) $40.6 (183.8) $18.4 (183.2) EBT Plus: Equity Income from JVs Less: Tax Expense ($0.7) 36.5 (6.0) $24.7 49.8 (5.9) ($3.6) 53.7 (4.9) ($143.1) 52.9 (2.1) ($164.8) 53.2 (2.0) Net Income / (Loss) $29.7 $68.7 $45.2 ($92.4) ($113.6) Cash Flow Detail Cash Flow from Operations Prepayment of Long-Term Debt Scheduled Repayment of Long-Term Debt Proceeds from Issuance of Long-Term Debt Distributions to Noncontrolling Interest Cash Distributions Paid to Preferred Shares $300.8 ($457.5) (628.9) 1,100.5 (2.8) (31.8) $341.9 $--(633.5) 652.4 2.6 (31.8) $400.0 ($485.5) (491.9) 358.0 9.4 (31.8) $286.0 $--(597.1) 452.0 (7.1) (31.8) $240.3 $--(1,071.7) 844.0 (7.0) (31.8) Cash Flow from Financing Vessel & Equipment Capital Expenditures Proceeds from Vessel Dispositions & Equipment Sales ($20.5) ($321.3) 46.0 ($10.3) ($415.7) 20.5 ($641.8) ($99.2) 759.0 ($184.0) ($121.8) 13.0 ($266.5) $--16.0 Cash Flow from Investing ($275.3) ($395.2) $659.8 ($108.8) $16.0 Source: Partnership management 36 Change in Cash $4.9 ($63.6) $418.0 ($6.8) ($10.2) Ending Cash Balance 230.0 166.4 584.4 577.6 567.4 Ending Debt Balance 3,119.8 3,138.7 2,519.3 2,379.2 2,165.5 Net Debt / EBITDA 5.0x 5.0x 3.5x 4.4x 4.2x Total Liquidity $229.3 $165.8 $583.8 $578.5 $567.4 Minimum Liquidity Covenants Requirement 156.0 156.9 126.0 119.0 108.3 Liquidity Surplus / (Deficit) $73.3 $8.9 $457.8 $459.6 $459.1 Adjusted EBITDA $670.3 $688.6 $644.4 $500.9 $473.8 EBITDA $573.7 $591.3 $547.9 $407.4 $381.7 Provided by Partnership Management (GAAP)

Preliminary Draft - Confidential Partnership Situation Analysis ($ in millions) Adj. Sensitivity Case 2 (20% Knarr Purchase Price Option Reduction): GAAP Projections 2 For the Years Ending December 31, 2019E 2020E 2021E 2022E 2023E Net Voyage Revenue Expenses Operating Expenses Charter Hire Expense General & Administrative $1,140.9 $1,135.1 $989.4 $878.0 $865.8 ($444.4) (51.0) (71.9) ($444.3) (32.2) (67.2) ($380.1) (6.9) (54.4) ($366.8) (50.9) (52.8) ($373.2) (58.1) (52.8) Total Expenses ($567.3) ($543.8) ($441.4) ($470.6) ($484.1) Less: Depreciation Expense Less: Drydock Amortization (324.2) (29.4) (319.3) (28.0) (328.0) (28.3) (334.4) (32.3) (327.7) (35.6) EBIT Less: Interest Expense $220.1 (220.8) $244.0 (219.3) $191.6 (195.2) $40.6 (183.8) $18.4 (183.2) EBT Plus: Equity Income from JVs Less: Tax Expense ($0.7) 36.5 (6.0) $24.7 49.8 (5.9) ($3.6) 53.7 (4.9) ($143.1) 52.9 (2.1) ($164.8) 53.2 (2.0) Net Income / (Loss) $29.7 $68.7 $45.2 ($92.4) ($113.6) Cash Flow Detail Cash Flow from Operations Prepayment of Long-Term Debt Scheduled Repayment of Long-Term Debt Proceeds from Issuance of Long-Term Debt Distributions to Noncontrolling Interest Cash Distributions Paid to Preferred Shares $300.8 ($457.5) (628.9) 1,100.5 (2.8) (31.8) $341.9 $--(633.5) 652.4 2.6 (31.8) $400.0 ($485.5) (491.9) 358.0 9.4 (31.8) $286.0 $--(597.1) 452.0 (7.1) (31.8) $240.3 $--(1,071.7) 844.0 (7.0) (31.8) Cash Flow from Financing Vessel & Equipment Capital Expenditures Proceeds from Vessel Dispositions & Equipment Sales ($20.5) ($321.3) 46.0 ($10.3) ($415.7) 20.5 ($641.8) ($99.2) 612.0 ($184.0) ($121.8) 13.0 ($266.5) $--16.0 Cash Flow from Investing ($275.3) ($395.2) $512.8 ($108.8) $16.0 Source: Partnership management 37 Change in Cash $4.9 ($63.6) $271.0 ($6.8) ($10.2) Ending Cash Balance 230.0 166.4 437.4 430.6 420.4 Ending Debt Balance 3,119.8 3,138.7 2,519.3 2,379.2 2,165.5 Net Debt / EBITDA 5.0x 5.0x 3.8x 4.8x 4.6x Total Liquidity $229.3 $165.8 $436.8 $431.5 $420.4 Minimum Liquidity Covenants Requirement 156.0 156.9 126.0 119.0 108.3 Liquidity Surplus / (Deficit) $73.3 $8.9 $310.8 $312.6 $312.1 Adjusted EBITDA $670.3 $688.6 $644.4 $500.9 $473.8 EBITDA $573.7 $591.3 $547.9 $407.4 $381.7 Provided by Partnership Management (GAAP)

Preliminary Draft - Confidential Partnership Situation Analysis ($ in millions) Sensitivity Case 3: Proportional Cash Operating Earnings by Segment 3 $750.0 $624.7 $624.7 $7.7 $7.7 ($6.0) $25.3 5 $13.1 $13.1 ($50.0) Case Case 3 Case Case 3 Case FSOs Case 3 Shuttle Tankers Case Towage Case 3 Other Case Case 3 FPSOs (Including 50% JVs) Source: Partnership management 38 2019E 2020E 2021E 2022E 2023E FPSOs/FSOs 61.7% 61.7% Shuttle Tank ers 38.0% 38.0% Towage/Other 0.3% 0.3% 57.0% 57.6% 38.0% 37.4% 5.1% 5.0% 46.3% 47.5% 42.5% 41.6% 11.2% 10.9% 44.4% 46.5% 44.7% 43.3% 10.9% 10.2% 40.1% 46.4% 46.7% 42.4% 13.2% 11.1% $659.8 $670.3 $654.0 $668.6 $646.3 $596.4 $650.0 $550.0 $450.0 $350.0 $250.0 $150.0 $50.0 $19.1 $14.4 $47.7 $19.1 $14.4 $250.4 $47.7 $25.3 $250.4 $604.4 $54.5 $11. $237.5 ($6.0) $237.5 $278.0 $278.0 $54.5 $11.5 $279.9 $504.4 $53.3 $270.1 $253.1 $53.3 $235.5 $74.2 $74.2 $81.6 $81.6 $48.6 $48.6 $312.0 $45.1 $301.6 $303.9 $303.9 $40.8 $269.0 $45.1 $254.4 $255.2 $236.2 $223.2 $40.8 $161.7 Management Sensitivity Management Sensitivity Management Sensitivity Management Sensitivity Management Sensitivity

Preliminary Draft - Confidential Partnership Situation Analysis ($ in millions) Sensitivity Case 3: Partnership GAAP Financial Projections 3 For the Years Ending December 31, 2019E 2020E 2021E 2022E 2023E Net Voyage Revenue Expenses Operating Expenses Charter Hire Expense General & Administrative $1,140.9 $1,104.9 $1,045.5 $1,077.9 $1,027.6 ($444.4) (51.0) (71.9) ($442.6) (32.2) (67.2) ($412.9) (6.9) (58.4) ($412.3) (50.9) (58.4) ($420.8) (58.1) (58.5) Total Expenses ($567.3) ($542.1) ($478.2) ($521.6) ($537.4) Less: Depreciation Expense Less: Drydock Amortization (324.2) (29.4) (319.3) (28.0) (328.0) (28.3) (334.4) (32.3) (327.7) (35.6) EBIT Less: Interest Expense $220.1 (220.8) $215.6 (219.4) $210.9 (217.6) $189.5 (205.9) $126.9 (202.3) EBT Plus: Equity Income from JVs Less: Tax Expense ($0.7) 36.5 (6.0) ($3.8) 49.8 (5.9) ($6.6) 53.7 (4.9) ($16.4) 52.9 (2.1) ($75.5) 53.2 (2.0) Net Income / (Loss) $29.7 $40.2 $42.1 $34.4 ($24.3) Cash Flow Detail Cash Flow from Operations Prepayment of Long-Term Debt Scheduled Repayment of Long-Term Debt Proceeds from Issuance of Long-Term Debt Distributions to Noncontrolling Interest Cash Distributions Paid to Preferred Shares $288.9 ($457.5) (628.9) 1,100.5 (2.8) (31.8) $343.5 $--(633.5) 652.4 2.6 (31.8) $373.5 $--(561.8) 358.0 9.4 (31.8) $361.5 $--(690.4) 452.0 (7.1) (31.8) $316.2 $--(1,134.9) 844.0 (7.0) (31.8) Cash Flow from Financing Vessel & Equipment Capital Expenditures Proceeds from Vessel Dispositions & Equipment Sales ($20.5) ($321.3) 46.0 ($10.3) ($415.7) 20.5 ($226.2) ($99.2) 12.0 ($277.2) ($121.8) 13.0 ($329.7) $--16.0 Cash Flow from Investing ($275.3) ($395.2) ($87.2) ($108.8) $16.0 Source: Partnership management 39 Change in Cash ($6.9) ($62.0) $60.2 ($24.5) $2.5 Ending Cash Balance 218.1 156.1 216.3 191.7 194.3 Ending Debt Balance 3,119.8 3,138.7 2,934.9 2,701.5 2,424.6 Net Debt / EBITDA 5.1x 5.3x 4.8x 4.5x 4.5x Total Liquidity $222.4 $160.5 $220.6 $197.6 $199.1 Minimum Liquidity Covenants Requirement 156.0 156.9 146.7 135.1 121.2 Liquidity Surplus / (Deficit) $66.5 $3.5 $73.9 $62.5 $77.9 Adjusted EBITDA $670.3 $660.1 $663.7 $649.8 $582.2 EBITDA $573.7 $562.8 $567.2 $556.3 $490.2 Provided by Partnership Management (GAAP)

Preliminary Draft - Confidential Partnership Situation Analysis ($ in millions) Sensitivity Case 4: Proportional Cash Operating Earnings by Segment 4 $150.0 $14.4 $14.4 $11.5 $11.5 $13.1 $13.1 Management Case Sensitivity Case 2 Management Case Sensitivity Case 2 Shuttle Tankers Management Case Sensitivity Case 2 Management Case Sensitivity Case 2 ($50.0) Case Case 2 FPSOs (Including 50% JVs) FSOs Towage Other Source: Partnership management 40 ($6.0) ($6.0) $278.0 $48.6 $40.8 $25.3 $25.3 Management Sensitivity 2019E 2020E 2021E 2022E 2023E FPSOs/FSOs 61.7% 61.7% Shuttle Tank ers 38.0% 38.0% Towage/Other 0.3% 0.3% 57.0% 57.6% 38.0% 37.4% 5.1% 5.0% 46.3% 47.8% 42.5% 41.3% 11.2% 10.8% 44.4% 36.9% 44.7% 51.0% 10.9% 12.0% 40.1% 36.3% 46.7% 50.5% 13.2% 13.3% $750.0 $650.0 $624.7 $624.7 $7.7 $7.7 $550.0 $237.5 $237.5 $450.0 $350.0 $81.6 $81.6 $250.0 $303.9 $303.9 $50.0 $659.8 $670.3 $19.1 $19.1 $250.4 $250.4 $74.2 $74.2 $301.6 $312.0 $654.0 $672.7 $47.7 $47.7 $278.0 $48.6 $254.4 $273.2 $604.4 $54.5 $548.6 $54.5 $270.1 $279.9 $45.1 $45.1 $223.2 $157.6 $504.4 $501.4 $53.3 $53.3 $235.5 $253.1 $40.8 $161.7 $141.1

Preliminary Draft - Confidential Partnership Situation Analysis ($ in millions) Sensitivity Case 4: Partnership GAAP Financial Projections 4 For the Years Ending December 31, 2019E 2020E 2021E 2022E 2023E Net Voyage Revenue Expenses Operating Expenses Charter Hire Expense General & Administrative $1,140.9 $1,135.1 $989.4 $878.0 $865.8 ($444.4) (51.0) (71.9) ($444.3) (32.2) (67.2) ($380.1) (6.9) (54.4) ($366.8) (50.9) (52.8) ($373.2) (58.1) (52.8) Total Expenses ($567.3) ($543.8) ($441.4) ($470.6) ($484.1) Less: Depreciation Expense Less: Drydock Amortization (324.2) (29.4) (319.3) (28.0) (328.0) (28.3) (334.4) (32.3) (327.7) (35.6) EBIT Less: Interest Expense $220.1 (220.8) $244.0 (219.2) $191.6 (214.4) $40.6 (203.5) $18.4 (200.4) EBT Plus: Equity Income from JVs Less: Tax Expense ($0.7) 36.5 (6.0) $24.8 49.8 (5.9) ($22.8) 53.7 (4.9) ($162.8) 52.9 (2.1) ($182.0) 53.2 (2.0) Net Income / (Loss) $29.7 $68.8 $26.0 ($112.1) ($130.8) Cash Flow Detail Cash Flow from Operations Prepayment of Long-Term Debt Scheduled Repayment of Long-Term Debt Proceeds from Issuance of Long-Term Debt Distributions to Noncontrolling Interest Cash Distributions Paid to Preferred Shares $304.8 ($457.5) (628.9) 1,100.5 (2.8) (31.8) $351.3 ($0.1) (633.5) 669.8 2.6 (31.8) $380.1 ($80.0) (555.1) 340.8 9.4 (31.8) $266.3 $--(660.4) 452.0 (7.1) (31.8) $223.1 $--(1,130.1) 844.0 (7.0) (31.8) Cash Flow from Financing Vessel & Equipment Capital Expenditures Proceeds from Vessel Dispositions & Equipment Sales ($20.5) ($315.0) 46.0 $7.0 ($415.7) 20.5 ($316.7) ($99.2) 12.0 ($247.2) ($121.8) 13.0 ($324.9) $--16.0 Cash Flow from Investing ($269.0) ($395.2) ($87.2) ($108.8) $16.0 Source: Partnership management 41 Change in Cash $15.3 ($37.0) ($23.8) ($89.7) ($85.8) Ending Cash Balance 240.3 197.0 173.2 83.5 (2.4) Ending Debt Balance 3,119.8 3,155.9 2,861.6 2,658.2 2,386.1 Net Debt / EBITDA 5.0x 5.0x 4.9x 6.3x 6.3x Total Liquidity $233.3 $196.4 $172.4 $82.7 ($3.2) Minimum Liquidity Covenants Requirement 156.0 157.8 143.1 132.9 119.3 Liquidity Surplus / (Deficit) $77.3 $38.6 $29.3 ($50.3) ($122.5) Adjusted EBITDA $670.3 $688.6 $644.4 $500.9 $473.8 EBITDA $573.7 $591.3 $547.9 $407.4 $381.7 Provided by Partnership Management (GAAP)

Preliminary Draft - Confidential IV. Preliminary Valuation of the Common Units

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Valuation Methodologies Utilized varying WACC discount rates to derive valuation WACC of 9.0% to 10.0% based on capital asset pricing     flows M&A 42 Reference Range Evercore utilized the Partnership Financial Projections and the following methodologies to analyze the value of the Common Units: MethodologyDescriptionMetrics/Assumptions Discounted Cash Flow Analysis (“DCF”)  Values the Common Units on the concept of the time value of Discounted the projected cash flows to June 30, 2019 money EBITDA exit multiple of 7.50x to 8.50x  Based on the TOO Financial Projections, Evercore: Perpetuity growth rate of 1.50% to 2.00% ranges for TOO’s assets based on their unlevered cashmodel (“CAPM”)  Calculated terminal values based on a range of multiples of EBITDA as well as a range of perpetuity growth rates  Values the Common Units based on current market enterprise Enterprise value / EBITDA multiples applied to 2019E and value multiples of relevant EBITDA metrics2020E EBITDA  Peer trading comparables: Golar LNG Partners L.P., Höegh LNG Partners LP, KNOT Offshore Partners LP and BW Offshore  Values the Common Units based on the implied intrinsic value of  Vessel appraisals from third party broker as provided by TOO’s respective vessel segments:Partnership management  Values FPSOs based on current market enterprise value Vessel discounted cash flows value provided by multiples of relevant EBITDA multiples and discountedPartnership management cash flows through the useful life of the vessels FPSO discount rate of 10.0% with FAU/UMS at 8.0%  Values Shuttle Tankers based on third party appraisals  Values FSOs based on current market enterprise value multiples of relevant EBITDA  Values Towage assets based on third party appraisals  Values FAU/UMS asset based on third party appraisals and discounted cash flows through the useful life of the vessel  Total implied asset value from TOO’s respective vessel segments adjusted by segment level secured debt and cash and corporate level unsecured debt, cash and preferred equity  Values the Common Units based on multiples of transaction Enterprise value / EBITDA multiples applied to 2019E value to EBITDA in historical transactions involving FPSO, Shuttle Tanker and Towage assets similar to those owned by the Partnership Peer Group Trading Analysis Sum-of-the-Parts Analysis (“SOTP”) Precedent Transactions Analysis

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Valuation Summary High / Low $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.24 $1.00 $0.50 $--Assumptions Low/HighCurrent: Source: Partnership management, Partnership filings, FactSet as of August 14, 2019 Note: This summary of certain analyses is provided for illustrative purposes. It does not represent all of the analyses performed by Evercore and should be considered with the information elsewhere in this presentation 43 TOO Common Unit Valuation Range ($ per unit) 9.00% - 10.00% WACC 2023E EBITDA Perpetuity Exit Multiple: Growth Rate: 7.50x - 8.50x 1.50% - 2.00% 2019E EBITDA: 2020E EBITDA: $670.3 million $644.0 million EBITDA Multiple: EBITDA Multiple: 6.00x - 7.00x 5.75x - 6.75x As Described on Pages 50-51 2019E EBITDA: $670.3 million EBITDA Multiple: 6.20x - 7.00x All Selected Buy-ins Median Premium: 1-Day: 10.3% 30-Day VWAP: 10.2% 60-Day VWAP: 10.7% Cash Buy-ins 1-Day Min/Max: (9%)/31% 52-Week 112.1% - 46.0% 52-Week Low/High-Offer: 145.6% - 59.8% Discounted Cash Flow Analysis Peer Group Trading Analysis Sum-of-the-Parts Reference Ranges EBITDA Multiple Perpetuity Growth Rate 2019E EBITDA 2020E EBITDA Analysis Precedent M&A: 2019E EBITDA MLP Premiums Paid 52-Week $3.47 $2.51 $2.31 $2.34 $2.34 $1.59 $1.75 $1.50 $1.33 ($0.05) ($0.38) $1.05 $1.11 $1.03 $0.72 $0.60 $0.62 All Cash Selected Buy-ins Reference Proposed Consideration (8/12/19): $1.50 TOO Common Unit Price (8/14/19): $1.16 Unaffected Common Unit Price (5/16/19): $1.21

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Sensitivity Cases Valuation Summary Trading Analysis Case Four $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $--Assumptions Source: Partnership management, Partnership filings, FactSet as of August 14, 2019 Note: This summary of certain analyses is provided for illustrative purposes. It does not represent all of the analyses performed by Evercore and should be considered with the information elsewhere in this presentation 44 TOO Common Unit Valuation Range ($ per unit) 9.00% - 10.00% WACC 2023E EBITDA Perpetuity Exit Multiple: Growth Rate: 7.50x - 8.50x 1.50% - 2.00% 2020E EBITDA: $644.0 million $670.8 million $688.6 million $660.1 million $688.6 million EBITDA Multiple: 5.75x - 6.75x Discounted Cash Flow Analysis Peer Group Management Case Sensitivity Case One Sensitivity Case Two Sensitivity Case Three Sensitivity Case Four Mgmt Case Sensitivity Case One Sensitivity Case Two Sensitivity Case Three Sensitivity EBITDA Multiple Perpetuity Growth EBITDA Multiple Perpetuity Growth EBITDA Multiple Perpetuity Growth EBITDA Multiple Perpetuity Growth EBITDA Multiple Perpetuity Growth 2020E EBITDA $4.13 $3.36 $2.23 $2.23 $2.58 $3.06 $2.87 $2.05 $1.86 $1.68 $2.31 $2.28 $1.75 $1.46 $1.94 $1.77 $1.50 $1.55 $1.17 $0.60 $0.62 $1.39 ($0.05) $1.08 ($0.01) $0.57 $0.57 $0.21 $0.32 $0.17 Below Zero ($0.90) - $0.00 ($1.16) - $0.09 Proposed Consideration (8/12/19): $1.50 TOO Common Unit Price (8/14/19): $1.16 Illustrative Adjusted Sensitivity Case Two: 20% Knarr Purchase Price Option Reduction Unaffected Common Unit Price (5/16/19): $1.21

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Illustrative Sensitivity Cases Valuation Summary – Assuming No Towage EBITDA Contribution $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $--Assumptions Source: Partnership management, Partnership filings, FactSet as of August 14, 2019 Note: This summary of certain analyses is provided for illustrative purposes. It does not represent all of the analyses performed by Evercore and should be considered with the information elsewhere in this presentation 45 TOO Common Unit Valuation Range ($ per unit) 9.00% - 10.00% WACC 2023E EBITDA Perpetuity Exit Multiple: Growth Rate: 7.50x - 8.50x 1.50% - 2.00% $2.52 $1.75$1.79 $1.49 $1.45 $1.19 $0.67 $0.70 $0.50 $0.35 $0.72 ($0.36) ($0.71) $0.58 $0.25 $0.21 $0.06 ($1.12) Below Zero ($0.97) - ($0.00) Below Zero ($1.86) - ($1.08) ($2.50) - ($1.52) Proposed Consideration (8/12/19): $1.50 Illustrative Adjusted Sensitivity Case Two: 20% Knarr Purchase Price Option Reduction TOO Common Unit Price (8/14/19): $1.16 Unaffected Common Unit Price (5/16/19): $1.21 Discounted Cash Flow Analysis Management Case Sensitivity Case One Sensitivity Case Two Sensitivity Case Three Sensitivity Case Four EBITDA Multiple Perpetuity Growth EBITDA Multiple Perpetuity Growth EBITDA Multiple Perpetuity Growth EBITDA Multiple Perpetuity Growth EBITDA Multiple Perpetuity Growth

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Discounted Cash Flow Analysis ($ in millions, except per unit amounts) For the Six Months Ending December 31, For the Years Ending December 31, Terminal Value EBITDA Exit Multiple Perpetuity Growth Rate 2019E 2020E 2021E 2022E 2023E EBITDA Less: Drydock Expense1 Less: Vessel & Equipment Capital Expenditures Plus: Proceeds from Vessel Dispositions & Equipment Sales Less: Increase in Net Working Capial Less: Replacement Capital Expenditures2 $320.5 (8.9) (190.9) 12.5 (29.8) --$644.0 (35.0) (396.0) 20.5 5.9 --$639.1 (29.9) (75.0) 12.0 3.7 --$586.9 (21.5) --13.0 5.5 --$498.7 (28.4) --16.0 (6.7) --$498.7 $498.7 (28.7) ---- --(155.6) Unlevered Free Cash Flow $103.5 $239.4 $549.8 $584.0 $479.6 $498.7 $314.4 EBITDA Exit Multiple / Perpetuity Growth Rate 8.00x 1.75% Terminal Value $3,989.4 – $4,127.5 Present Value of Terminal Value @ 9.5% WACC Plus: Present Value of Unlevered Free Cash Flow @ 9.5% WACC $2,650.9 – 1,556.1 $2,742.7 Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $4,207.0 – (2,975.3) (317.6) (395.0) (36.3) $4,298.8 Total Partnership Units Outstanding3 414.377 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Exit Multiple Perpetuity Growth Rate Source: Partnership management, Partnership filings Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. 2. 3. Drydock expenses in perpetuity growth rate terminal year represents the average value from 2020E to 2023E Replacement capital expenditures in perpetuity growth rate terminal year represents vessel appraisal of fleet provided by TOO management multiplied by depreciation factor of 4.5% Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 46 WACC WACC TOO Common Unit Range$0.62-$2.31 TOO Common Unit Range$0.60-$1.75 1.50%1.63%1.75%1.88%2.00% 9.00% 9.25% 9.50% 9.75% 10.00% $1.77$1.90$2.03$2.17$2.31 1.461.581.701.821.95 1.161.271.391.501.62 0.890.991.091.201.31 0.620.720.820.921.02 7.50x7.75x8.00x8.25x8.50x 9.00% 9.25% 9.50% 9.75% 10.00% $0.93$1.14$1.34$1.54$1.75 0.851.051.251.451.66 0.770.971.161.361.56 0.680.881.081.281.47 0.600.800.991.191.38 Implied Value per Common Unit Range $1.16 - $1.39 Implied Equity Value Range $482.7 - $574.5

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Peer Group Trading ($ in millions, except per unit / share amounts) Peer Group Business Overview Partnership & C-Corp Shipping Peers Owner and operator of marine-based LNG midstream infrastructure, active in the liquefaction, transportation and regasification of natural gas. Interest in FLNG Hilli represents ~50% of LTM EBITDA and FSRUs and conventional LNG shipping represents ~50% of LTM EBITDA Golar LNG Partners L.P. 9.9 years KNOT Offshore Partners LP Pure-play owner and operator of shuttle tankers 7.8 and 11% of total revenue and 90% and 10% of EBITDA in Q4 2018, respectively Peer Group Trading Metrics Partnership & C-Corp Shipping Peers Golar LNG Partners L.P. LNG / FSRUs $9.43 60.3% $668.3 $2,029.1 9.1x 8.8x 6.1x 17.1% 17.1% 17.1% KNOT Offshore Partners LP Shuttle Tankers 18.20 80.5% 606.2 1,718.7 8.1 8.2 5.3 11.4% 11.4% 11.4% Source: Partnership management, public filings, press releases, Wall Street research, FactSet as of August 14, 2019 Note: Golar LNG Partners L.P., Höegh LNG Partners LP, KNOT Offshore Partners LP and Teekay Offshore Partners L.P. classify as Partnerships; BW Offshore Ltd. classifies as a C-Corp; metrics include restricted cash and respective general partner interest 1. Metrics on a proportional basis and include the effects of JVs and include $10 million for potential Knarr arbitration payment provision 47 Teekay Offshore Partners L.P. (8/14/19)1 FPSOs/Shuttle $1.16 46.0% $478.6 $4,202.9 6.3x 6.5x 5.4x --% --% --% Teekay Offshore Partners L.P. (5/16/19)1 FPSOs/Shuttle $1.21 38.8% $501.3 $4,279.6 6.4x 6.6x 5.4x --% --% --% Mean 7.6x 7.1x 4.8x 9.9% 9.9% 10.0% Median 8.6 8.2 5.3 11.2% 11.2% 11.4% BW Offshore Ltd. FPSOs 4.68 55.3% 864.9 2,345.9 3.8 3.4 2.6 --% --% --% Hoegh LNG Partners LP FSRUs 16.08 80.5% 533.9 1,084.2 9.3 8.1 5.3 10.9% 10.9% 11.3% Primary Vessel Price % of 52-Equity Enterprise EV / EBITDA Total Debt / Partnership / C-Corp Type Owned 8/14/19 Week High Value Value 2019E 2020E LTM EBITDA Distribution Yield Current 2019E 2020E Teekay Offshore Partners L.P.Owner and operator of FPSOs, FSOs, Shuttle Tankers, Towage vessels and UMSs3.4 BW Offshore Ltd.Primarily owner and operator of FPSOs with a small E&P upstream business. The FPSO and E&P upstream business represented 89%4.5 Hoegh LNG Partners LPPure-play owner and operator of FSRUs11.6 Remaining Partnership / C-CorpBusiness DescriptionCharter Duration

Preliminary Draft - Confidential Preliminary Valuation of the Common Units TOO Peer Group Historical EV / NTM EBITDA Historical Enterprise Value / NTM EBITDA Trading Multiples 14.0x $120.00 HMLP, KNOP 12.0x $100.00 10.0x $80.00 8.0x $60.00 6.0x $40.00 4.0x $20.00 2.0x 0.0x $--Aug-11 May-12 Mar-13 Dec-13 Oct-14 Aug-15 May-16 Mar-17 Dec-17 WTI Oct-18 Aug-19 TOO BWO Average GMLP, HMLP, KNOP Source: Partnership filings, FactSet as of August 2019 Note: TOO EV/NTM EBITDA and average EV/NTM EBITDA shown through December 31, 2018 48 WTI ($/bbl) EV/NTM EBITDA GMLP, 9.5x 8.3x 5.9x 5.6x 5.1x 3.8x Last Four Years Average TOO EV/NTM Multiple Last Four Years Average BWO EV/NTM Multiple Last Four Years Average EV/NTM Multiple Four Year Averages TOO5.9x BWO5.1 Average GMLP, HMLP, KNOP8.3

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Peer Group Trading Analysis: TOO Financial Projections ($ in millions, except per unit amounts) Peer Trading Analysis Summary Results 2019E Peer Trading Summary 2019E Adjusted EBITDA EBITDA Multiple $670.3 - 6.00x 7.00x Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $4,021.8 - (2,975.3) (317.6) (395.0) (36.3) $4,692.1 Total Partnership Units Outstanding1 414.377 2020E Peer Trading Summary 2020E Adjusted EBITDA EBITDA Multiple $644.0 - 5.75x 6.75x Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $3,702.8 - (2,975.3) (317.6) (395.0) (36.3) $4,346.7 Total Partnership Units Outstanding1 414.377 Source: Partnership management, public filings, press releases, FactSet Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 49 Implied Value per Common Unit Range ($0.05) - $1.50 Implied Equity Value Range ($21.5) - $622.5 Implied Value per Common Unit Range $0.72 - $2.34 Implied Equity Value Range $297.6 - $967.9

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Sum-of-the-Parts Analysis: TOO Financial Projections – Proportional Basis ($ in millions) FPSO Summary Results FPSOs (Including JVs) - EBITDA M ultiple M ethod 2019E EBITDA $327.2 Implied EBITDA Multiple 4.0x Implied FPSO Enterprise Value Range Plus: FPSO Cash Less: FPSO Secured Debt $1,308.9 51.1 (1,019.8) FPSOs (Including JVs) - M anagement NPV M ethod FPSO Enterprise Value (TOO Management NPV of Useful Life FCF at 10.0%) Plus: FPSO Cash Less: FPSO Secured Debt $2,889.0 51.1 (1,019.8) Shuttle Tanker Summary Results Shuttle Tankers - Vessel Appraisal M ethod Shuttle Tanker Appraisal Value Less: Secured Debt (Proportional Basis)1 Less: Remaining Newbuild Capital Expenditures as of Q2 2019 $2,079.2 (973.4) (620.3) FSO Summary Results FSO - EBITDA M ultiple M ethod 2019E EBITDA $93.1 Implied EBITDA Multiple 4.0x Implied FSO Enterprise Value Range Less: FSO Secured Debt $372.3 (164.7) Source: Partnership management 1. Secured debt allocated proportionally by appraisal value on a vessel by vessel basis and adjusted for proportional ownership interest 50 Implied FSO Equity Value Range $207.5 - $207.5 Implied Shuttle Tanker Equity Value $485.5 - $485.5 Implied FPSO Equity Value Range (EBITDA Multiple & NPV Method) $340.3 - $1,920.4 Implied FPSO Equity Value Range $1,920.4 Implied FPSO Equity Value Range $340.3

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Sum-of-the-Parts Analysis: TOO Financial Projections – Proportional Basis (cont’d) ($ in millions, except per unit amounts) Towage Summary Results Towage - Vessel Appraisal Method Towage Appraisal Value Less: Secured Debt $313.0 (244.1) FAU/UMS Summary Results FAU/UMS - Vessel Appraisal Method FAU/UMS Appraisal Value Less: Secured Debt $132.5 (43.6) FAU/UMS - Management DCF Method FAU/UMS Enterprise Value (TOO Management NPV of Useful Life FCF at 8.0%) Less: Secured Debt $119.0 (43.6) Source: Partnership management 1. 2. Excludes debt issuance amortization cost Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 51 Sum-of-the-Parts Consolidated Results Less: Unsecured Debt Outstanding as of June 30, 20191 ($1,149.8) Less: Series A, B & E Preferred Equity (Liquidation Value) (395.0) Plus: Cash & Restricted Cash as of June 30, 2019 210.5 Total Partnership Units Outstanding2 414.377 Implied Value per Common Unit Range($0.38)-$3.47 Implied Net Asset Value($156.6)-$1,437.0 Implied SOTP Vessel Segment Equity Value Range$1,177.7-$2,771.3 Implied FAU/UMS Equity Value Range (Appraisal & NPV Method)$75.4-$88.9 Implied FAU/UMS Equity Value Range$75.4 Implied FAU/UMS Equity Value$88.9 Implied Towage Equity Value$68.9-$68.9

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Precedent M&A Transactions ($ in millions) Offshore Production, Storage and Transportation 4/29/2019 7/26/2017 6/21/2010 Brookfield Business Partners L.P. / Teekay Corporation Brookfield Business Partners L.P. / Teekay Corporation BW Offshore Ltd. / Prosafe Production Public Ltd. 13.8% LP; 49.0% GP (TOO) 59.5% LP; 49.0% GP (TOO) 70.1% Equity Interest $100 640 452 6.3x 7.1 7.7 3.4 years 4.0 NA Floating Storage Regasification Units (FSRUs) / Floating Liquified Natural Gas Facilities (FLNG) 11/16/2017 8/16/2017 12/1/2016 2/10/2016 8/12/2015 12/15/2014 12/15/2014 12/5/2013 7/9/2012 10/6/2011 Höegh LNG Partners LP / Höegh LNG Holdings Ltd. Golar LNG Partners LP / Golar LNG Ltd. Höegh LNG Partners LP / Höegh LNG Holdings Ltd. Golar LNG Partners LP / Golar LNG Ltd. Höegh LNG Partners LP / Höegh LNG Holdings Ltd. Golar LNG Partners LP / Golar LNG Ltd. Golar LNG Partners LP / Golar LNG Ltd. Golar LNG Partners LP / Golar LNG Ltd. Golar LNG Partners LP / Golar LNG Ltd. Golar LNG Partners LP / Golar LNG Ltd. Höegh Grace Golar Hilli Höegh Grace Golar Tundra Höegh Gallant Golar Eskimo (Years 5-10) Golar Eskimo (Years 1-5) Golar Igloo Nusantara Regas Satu Golar Freeze $352 658 370 330 370 390 390 310 385 330 8.3x 8.0 9.0 7.5 9.3 9.3 8.5 9.4 9.0 8.5 9.0 years 8.6 10.0 5.3 4.6 5.0 5.0 5.2 10.5 8.6 Floating Production Storage and Offloading (FPSOs) 12/17/2014 5/29/2013 8/15/2012 8/31/2010 9/8/2009 Teekay Offshore / Teekay Corporation Teekay Offshore / Teekay Corporation (50% Interest) Teekay Offshore / Teekay Corporation Teekay Offshore / Teekay Corporation Teekay Offshore / Teekay Corporation Petrojarl Knarr Cidade de Itajai (Itajai) Voyageur Spirit Rio das Ostras Petrojarl Varg $1,260 408 540 158 320 NA 8.2 7.7 6.3 5.8 9.6 years NA 5.0 7.7 4.0 Source: Partnership management, public filings, press releases, Wall Street research, FactSet 52 Selected Corporate Transactions Selected Dropdown Transactions Mean 7.0x 6.6 years Median 7.0 6.3 Mean 8.7x 7.2 years Median 8.7 6.9 Mean 7.4x 3.7 years Median 7.1 3.7 TransactionAnnounced Implied Full Remaining Date Consideration & TransactionTransactionDuration Announced Acquiror / Seller Asset Dropdown Value ($mm) Value / EBITDA (years) For Reference Only

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Precedent M&A Transactions (cont’d) ($ in millions) Shuttle Tankers 2/20/2018 12/15/2017 8/9/2017 5/16/2017 2/15/2017 11/1/2016 10/13/2015 5/27/2015 12/10/2014 6/23/2014 7/12/2013 4/10/2013 10/1/2011 8/2/2011 KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS Teekay Offshore Operating L.P. / Teekay Corporation Teekay Offshore Operating L.P. / Teekay Corporation Anna Knutsen Brasil Knutsen Lena Knutsen Vigdis Knutsen Tordis Knutsen Raquel Knutsen Ingrid Knutsen Dan Sabia Dan Cisne Hilda Knutsen and Torill Knutsen Carmen Knutsen Various Scott Spirit Peary Spirit $120 96 142 147 147 117 115 103 103 335 145 560 116 135 NA NA 9.0 9.1 9.1 9.0 10.0 11.4 11.4 10.8 10.0 11.4 NA NA 4.4 years 4.8 5.0 4.9 4.9 8.4 10.0 8.0 8.7 4.3 4.5 Various NA NA Source: Partnership management, public filings, press releases, Wall Street research, FactSet 53 Selected Dropdown Transactions Mean 10.1x 6.2 years Median 10.0 4.9 TransactionAnnounced Implied Full Remaining Date Consideration & TransactionTransactionDuration Announced Acquiror / Selle r Asset Dropdown Value ($mm) Value / EBITDA (years) For Reference Only

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Precedent M&A Transaction Analysis: TOO Financial Projections ($ in millions, except per unit amounts) Precedent M&A Transaction Analysis Summary Results 2019E Precedent Transaction Summary 2019E Adjusted EBITDA EBITDA Multiple $670.3 - 6.2x 7.0x Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $4,159.4 - (2,975.3) (317.6) (395.0) (36.3) $4,692.1 Total Partnership Units Outstanding1 414.377 Source: Partnership management, public filings, press releases, FactSet Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 54 Implied Value per Common Unit Range $1.05 - $2.34 Implied Equity Value Range $435.1 - $967.9 For Reference Only

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Selected Unsecured Debt and Preferred Trading Analysis ($ in millions) Unse cured De bt Pe rtpe tua l Pre fe rre d Equity Pre fe rre d / Unse cured Sprea d Amount Curre nt One -Ye a r Avg. Amount Curre nt One -Ye a r Avg. Current One-Year Avg. Pa rtne rship Outsta nding Ma turity Coupon Price Yie ld Price Yie ld Outsta nding Coupon Price Yie ld Price Yie ld Yie ld Sprea d Yie ld Sprea d $100.45 100.25 100.63 100.63 $100.53 $101.00 105.82 100.56 $102.77 5.93% 5.94% 5.87% 5.68% 5.82% 5.06% 7.17% 5.98% 6.14% $100.62 100.32 99.99 100.31 $100.23 $100.3 105.41 99.57 $102.11 5.64% 5.68% 5.10% 5.42% 5.39% 4.86% 6.81% 5.86% 5.91% $150 125 8.500% 9.000% $24.98 25.93 8.51% 8.68% $23.94 25.26 8.89% 8.91% 2.44% 2.99% $100 8.750% $26.00 8.42% $25.50 8.59% $100 100 125 8.500% 8.200% 8.625% $23.86 23.55 24.87 $24.15 $24.85 8.91% 8.70% 8.67% 8.75% 8.80% $23.64 23.77 24.62 $24.06 $24.95 9.00% 8.66% 8.78% 8.81% 8.77% $100.50 100.87 $100.73 6.78% 8.51% 7.86% $99.55 100.80 $100.33 6.88% 8.58% 7.94% $120 8.750% 0.95% 0.83% $150 125 115 7.250% 8.500% 8.875% $16.35 17.05 16.41 11.08% 12.46% 13.52% $18.08 20.06 20.39 10.14% 10.75% 11.06% Source: Partnership’s and Company filings, FactSet as of August 14, 2019 55 Weighted Average: $99.00 8.53% $98.75 8.42% $16.59 12.24% $19.40 10.61% 3.72% 2.19% Teekay Offshore Partners L.P. $700 7/15/23 8.500% $99.00 8.53% 98.75 8.42% 24.85 8.80% $24.95 8.77% Golar LNG Partners L.P. $150 5/22/20 6.923% 250 5/15/21 8.768% Weighted Average: GasLog Partners LP Weighted Average: Hoegh LNG Partners L.P. $25.41 8.58% $24.54 8.90% Teekay LNG Partners L.P. $1,000 5/19/20 5.170% 1,200 10/28/21 7.390% 850 8/29/23 6.090% Weighted Average: BW Offshore Ltd. $140 3/15/20 6.020% 500 9/21/20 6.010% 750 3/11/21 5.970% 900 3/16/22 5.770% Weighted Average:

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Discounted Distribution Analysis of Partnership Preferred Units ($ in millions, except per unit amounts) For the Six Months Ending December 31, For the Ye a rs Ending De ce mbe r 31, Te rmina l Va lue 2019E 2020E 2021E 2022E 2023E Low High Series A Preferred Preferred Series A Distribution per Unit $0.91 $1.81 $1.81 $1.81 $1.81 $1.81 – $1.81 Terminal Yield 13.0% 11.0% Preferred Series A Terminal Value Preferred Equity Cost of Capital Present Value @ 11.0% of Preferred Equity Present Value @ 13.0% of Preferred Equity $13.94 $16.47 $15.21 14.30 – – $16.80 15.76 Series A Preferred Outstanding 6.000 Series B Preferred Preferred Series B Distribution per Unit $1.06 $2.13 $2.13 $2.13 $2.13 $2.13 – $2.13 Terminal Yield 13.0% 11.0% Preferred Series B Terminal Value Preferred Equity Cost of Capital Present Value @ 11.0% of Preferred Equity Present Value @ 13.0% of Preferred Equity $16.35 $19.32 $17.84 16.77 – – $19.70 18.49 Series B Preferred Outstanding 5.000 Series E Preferred Preferred Series E Distribution per Unit $1.11 $2.22 $2.22 $2.22 $2.22 $2.22 – $2.22 Terminal Yield 13.0% 11.0% Preferred Series E Terminal Value Preferred Equity Cost of Capital Present Value @ 11.0% of Preferred Equity Present Value @ 13.0% of Preferred Equity $17.07 $20.17 $18.63 17.52 – – $20.57 19.31 Series E Preferred Outstanding 4.800 Source: Partnership filings, FactSet as of August 14, 2019 56 Series E Preferred Series B Preferred Series A Preferred Implied Partnership Preferred Valuation Range$253.8–$298.0 Implied Preferred Series E Valuation Range$84.1–$98.7 Implied Preferred Series E per Unit Valuation Range$17.52–$20.57 Implied Preferred Series B Valuation Range$83.9–$98.5 Implied Preferred Series B per Unit Valuation Range$16.77–$19.70 Implied Preferred Series A Valuation Range$85.8–$100.8 Implied Preferred Series A per Unit Valuation Range$14.30–$16.80

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Valuation of Preferred Units ($ in millions, except per unit amounts) $24.00 $22.00 $20.00 $18.00 $16.00 $14.00 $12.00 $10.00 Assumptions Source: Partnership filings, FactSet as of August 14, 2019 57 Preferred Unit Range ($ per unit) 11.00% - 13.00% Terminal Yield 11.00% - 13.00% Terminal Yield 11.00% - 13.00% Terminal Yield 11.00% - 13.00% Preferred Equity Cost of Capital 11.00% - 13.00% Preferred Equity Cost of Capital 11.00% - 13.00% Preferred Equity Cost of Capital 52-Week Low / High: 52-Week Low / High: 52-Week Low / High: $14.10 - $22.72 $15.70 - $24.65 $15.71 - $24.70 $16.80 $20.57 $19.70 $17.52 $16.77 $14.30 Current Series E Preferred Price (8/14/19): $16.41 Current Series B Preferred Price (8/14/19): $17.05 Current Series A Preferred Price (8/14/19): $16.35 Discounted Distribution Analysis ($ per unit) Series A Preferred Units Series B Preferred Units Series E Preferred Units

Preliminary Draft - Confidential Preliminary Valuation of the Common Units Valuation of Aggregate Preferred Units ($ in millions, except per unit amounts) $500.0 $450.0 $400.0 $350.0 $300.0 $250.0 $200.0 $150.0 $100.0 Source: Partnership filings, FactSet as of August 14, 2019 58 Preferred Unit Range ($mm) The perpetual preferred equity ranks senior to the TOO Common Units and would receive full liquidation value ahead of value to the TOO Common Units, however, if discount could be captured through a purchase of the perpetual preferred units, incremental enterprise value at an amount equal to the discount would flow through to the TOO Common Unitholders $395.0 $298.0 $262.1 $253.8 Pe r Unit Va lue Attributa ble to Tota l Pa rtne rship Units Maximum Incremental Value$141.2 Total Partnership Units Outstanding414.377 Per Unit Value Attributable to Total Partnership Units$0.34 Minimum Incremental Value$97.0 Total Partnership Units Outstanding414.377 Per Unit Value Attributable to Total Partnership Units$0.23 Aggregate Value of Partnership Preferred Units Liquidation Preference Discounted Distribution Analysis Preferred Unit Value Based on Current Market Price

Preliminary Draft - Confidential Appendix

Preliminary Draft - Confidential A. Weighted Average Cost of Capital Analysis

Preliminary Draft - Confidential Weighted Average Cost of Capital Analysis TOO WACC Analysis ($ in millions, except per share/unit amounts) Weighted Average Cost of Capital Beta and Capital Structure Benchmarking Arithmetic Avg. Supply-Side Primary Vessel Type Owned Unit/Share Price 8/14/19 Market Equity Value Debt + Pref. Equity Debt + Pref. / Total Capital CCorp / Partnership Levered Beta1 Unlevered Beta2 Peers TOO Peers TOO Partnership/Corporation 3 Risk-free Rate 1.8% 0.35 60.0% 0.88 6.9% 2.1% 1.8% 0.12 90.0% 1.24 6.9% 2.1% 1.8% 0.35 60.0% 0.88 6.1% 2.1% 1.8% 0.12 90.0% 1.24 6.1% 2.1% Golar LNG Partners L.P. Hoegh LNG Partners LP KNOT Offshore Partners LP BW Offshore Ltd. Partnership Partnership Partnership CCorp LNG / FSRUs FSRUs Shuttle Tankers FPSOs $9.43 16.08 18.20 4.68 $668.3 533.9 606.2 864.9 $1,537.2 604.5 1,155.6 1,351.7 69.7% 53.1% 65.6% 61.0% 0.87 0.94 0.70 1.18 0.26 0.44 0.24 0.46 Unlevered Beta Debt and Preferred / Total Cap. Adjusted Levered Equity Beta Market Risk Premium4 5 Small Company Risk Premium Pre-Tax Cost of Debt7 Cost of Debt7 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% Cost of Equity – Sensitivities WACC – Sensitivities MRP: Arithmetic Avg. @ 6.9% MRP: Supply Side @ 6.1% MRP: Arithmetic Avg. @ 6.9% MRP: Supply Side @ 6.1% Adj. Unlevered Beta Adj. Unlevered Beta Adj. Unlevered Beta Adj. Unlevered Beta 0.12 0.20 0.35 0.40 0.50 0.12 0.20 0.35 0.40 0.50 0.12 0.20 0.35 0.40 0.50 0.12 0.20 0.35 0.40 0.50 50.0% 60.0% 70.0% 80.0% 85.0% 90.0% 50.0% 60.0% 70.0% 80.0% 85.0% 90.0% 50.0% 60.0% 70.0% 80.0% 85.0% 90.0% 50.0% 60.0% 70.0% 80.0% 85.0% 90.0% Source: Bloomberg, FactSet as of August 14, 2019, Partnership filings 1. 2. 3. 4. 5. Predicted two year raw betas from Bloomberg; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 Assumes unitholder and shareholder effective tax rate of 0.0% for Partnerships and Corporations 20-year Treasury as of August 14, 2019 Source: Duff & Phelps 2019 Low Cap (Decile 8) by Duff & Phelps with a market capitalization between $569.3 million and $1,030.4 million; based on proportionally adjusted TOO market capitalization of $809.7 million accounting for implied equity value of FPSOs on a 100% basis at a 5.0x EBITDA multiple Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium TOO cost of debt based on yield-to-worst of 8.500% senior secured notes due July 2023 6. 7. 59 Total Debt / Total Cap Total Debt / Total Cap 7.0% 7.4%8.4% 8.7% 9.3% 7.4% 7.9%8.8% 9.1% 9.7% 7.9% 8.4%9.3% 9.6% 10.2% 8.3% 8.8%9.7% 10.0% 10.7% 8.6% 9.0% 10.0% 10.3% 10.9% 8.8% 9.3% 10.2% 10.5% 11.1% 7.1% 7.6% 8.6%9.0% 9.7% 7.5% 8.1% 9.1%9.4% 10.1% 8.0% 8.5% 9.5%9.9% 10.6% 8.4% 9.0% 10.0% 10.3% 11.0% 8.7% 9.2% 10.2% 10.6% 11.3% 8.9% 9.4% 10.5% 10.8% 11.5% 5.4% 6.4%8.2% 8.8% 10.1% 5.8% 7.0%9.3% 10.1% 11.6% 6.5% 8.0% 11.1% 12.1% 14.2% 7.7% 10.1% 14.7% 16.2% 19.3% 9.0% 12.1% 18.2% 20.3% 24.4% 11.5% 16.2% 25.4% 28.5% 34.6% 5.6% 6.7% 8.8%9.4% 10.8% 6.1% 7.4% 10.0% 10.8% 12.6% 6.8% 8.5% 12.0% 13.1% 15.4% 8.2% 10.8% 16.0% 17.7% 21.2% 9.6% 13.1% 20.0% 22.3% 27.0% 12.5% 17.7% 28.1% 31.6% 38.5% WACC 9.1% 8.9% 8.8% 8.8% Teekay Offshore Partners L.P. Partnership FPSOs/Shuttle $1.16 $478.6 $3,949.6 89.2% 1.15 0.12 Equity Cost of Capital6 10.0% 12.5% 9.3% 11.5% Mean: 62.3% 0.92 0.35 Median: 63.3% 0.90 0.35 Maximum 69.7% 1.18 0.46 Minimum: 53.1% 0.70 0.24

Preliminary Draft - Confidential B. Sensitivity Cases Supplemental Output

Preliminary Draft - Confidential Sensitivity Cases Supplemental Output Sensitivity Case 1: Discounted Cash Flow Analysis For the Six Months Ending December 31, For the Years Ending December 31, ($ in millions, except per unit amounts) 1 Terminal Value EBITDA Exit Multiple Perpetuity Growth Rate 2019E 2020E 2021E 2022E 2023E EBITDA Less: Drydock Expense1 Less: Vessel & Equipment Capital Expenditures Plus: Proceeds from Vessel Dispositions & Equipment Sales Less: Increase in Net Working Capial Less: Replacement Capital Expenditures2 $320.5 (8.9) (190.9) 12.5 (14.7) --$670.8 (35.0) (396.0) 20.5 8.7 --$619.8 (29.9) (75.0) 12.0 27.1 --$438.1 (21.5) --13.0 56.8 --$390.2 (28.4) --16.0 6.7 --$390.2 $390.2 (28.7) ---- --(130.4) Unlevered Free Cash Flow $118.5 $269.0 $554.0 $486.4 $384.5 $390.2 $231.1 EBITDA Exit Multiple / Perpetuity Growth Rate 8.00x 1.75% Terminal Value $3,121.7 – $3,034.4 Present Value of Terminal Value @ 9.5% WACC Plus: Present Value of Unlevered Free Cash Flow @ 9.5% WACC $2,074.3 – 1,460.8 $2,016.3 Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $3,535.2 – (2,975.3) (317.6) (395.0) (36.3) $3,477.1 Total Partnership Units Outstanding3 414.377 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Exit Multiple Perpetuity Growth Rate Source: Partnership management, Partnership filings Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. 2. 3. Drydock expenses in perpetuity growth rate terminal year represents the average value from 2020E to 2023E Replacement capital expenditures in perpetuity growth rate terminal year represents vessel appraisal of fleet provided by TOO management multiplied by depreciation factor of 4.5% Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 60 WACC WACC TOO Common Unit Range($1.16)-$0.09 TOO Common Unit Range($0.90)-$0.00 1.50%1.63%1.75%1.88%2.00% 9.00% 9.25% 9.50% 9.75% 10.00% ($0.30)($0.21)($0.11)($0.02)$0.09 (0.54) (0.45) (0.36) (0.27) (0.18) (0.76) (0.68) (0.60) (0.51) (0.42) (0.97) (0.89) (0.82) (0.74) (0.65) (1.16) (1.09) (1.02) (0.95) (0.87) 7.50x7.75x8.00x8.25x8.50x 9.00% 9.25% 9.50% 9.75% 10.00% ($0.63)($0.47)($0.31)($0.15)$0.00 (0.70) (0.54) (0.39) (0.23) (0.07) (0.77) (0.61) (0.46) (0.30) (0.14) (0.84) (0.68) (0.53) (0.37) (0.22) (0.90) (0.75) (0.59) (0.44) (0.29) Implied Value per Common Unit Range ($0.46) - ($0.60) Implied Equity Value Range ($189.1) - ($247.1)

Preliminary Draft - Confidential Sensitivity Cases Supplemental Output Sensitivity Case 1: Peer Trading Analysis ($ in millions, except per unit amounts) 1 Peer Trading Analysis Summary Results 2020E Peer Trading Summary 2020E Adjusted EBITDA EBITDA Multiple $670.8 - 5.75x 6.75x Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $3,856.9 - (2,975.3) (317.6) (395.0) (36.3) $4,527.7 Total Partnership Units Outstanding1 414.377 Source: Partnership management, public filings, press releases, FactSet Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 61 Implied Value per Common Unit Range $0.32 - $1.94 Implied Equity Value Range $132.7 - $803.5

Preliminary Draft - Confidential Sensitivity Cases Supplemental Output Sensitivity Case 2: Discounted Cash Flow Analysis For the Six Months Ending December 31, For the Years Ending December 31, ($ in millions, except per unit amounts) 2 Terminal Value EBITDA Exit Multiple Perpetuity Growth Rate 2019E 2020E 2021E 2022E 2023E EBITDA Less: Drydock Expense1 Less: Vessel & Equipment Capital Expenditures Plus: Proceeds from Vessel Dispositions & Equipment Sales Less: Increase in Net Working Capial Less: Replacement Capital Expenditures2 $320.5 (8.9) (191.4) 12.5 (14.7) --$688.6 (35.0) (415.7) 20.5 (33.5) --$644.4 (29.9) (99.2) 759.0 17.8 --$500.9 (21.5) (121.8) 13.0 35.8 --$473.8 (28.4) --16.0 15.1 --$473.8 $473.8 (28.7) ---- --(135.8) Unlevered Free Cash Flow $118.0 $224.9 $1,292.1 $406.4 $476.5 $473.8 $309.3 EBITDA Exit Multiple / Perpetuity Growth Rate 8.00x 1.75% Terminal Value $3,790.2 – $4,060.6 Present Value of Terminal Value @ 9.5% WACC Plus: Present Value of Unlevered Free Cash Flow @ 9.5% WACC $2,518.6 – 2,038.4 $2,698.2 Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $4,556.9 – (2,975.3) (317.6) (395.0) (36.3) $4,736.6 Total Partnership Units Outstanding3 414.377 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Exit Multiple Perpetuity Growth Rate Source: Partnership management, Partnership filings Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. 2. 3. Drydock expenses in perpetuity growth rate terminal year represents the average value from 2020E to 2023E Replacement capital expenditures in perpetuity growth rate terminal year represents vessel appraisal of fleet provided by TOO management multiplied by depreciation factor of 4.5% Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 62 WACC WACC TOO Common Unit Range$1.68-$3.36 TOO Common Unit Range$1.46-$2.58 1.50%1.63%1.75%1.88%2.00% 9.00% 9.25% 9.50% 9.75% 10.00% $2.84$2.96$3.09$3.22$3.36 2.522.642.762.883.01 2.222.332.442.562.68 1.952.052.152.262.37 1.681.781.871.972.08 7.50x7.75x8.00x8.25x8.50x 9.00% 9.25% 9.50% 9.75% 10.00% $1.80$1.99$2.19$2.38$2.58 1.711.912.102.292.48 1.631.822.012.202.39 1.551.731.922.112.30 1.461.651.842.022.21 Implied Value per Common Unit Range $2.01 - $2.44 Implied Equity Value Range $832.7 - $1,012.3

Preliminary Draft - Confidential Sensitivity Cases Supplemental Output ($ in millions, except per unit amounts) Adj. Sensitivity Case 2 (20% Knarr Purchase Price Option Reduction): Discounted Cash Flow Analysis For the Six 2 Terminal Value Months Ending December 31, For the Years Ending December 31, EBITDA Exit Multiple Perpetuity Growth Rate 2019E 2020E 2021E 2022E 2023E EBITDA Less: Drydock Expense1 Less: Vessel & Equipment Capital Expenditures Plus: Proceeds from Vessel Dispositions & Equipment Sales Less: Increase in Net Working Capial Less: Replacement Capital Expenditures2 $320.5 (8.9) (191.4) 12.5 (14.7) --$688.6 (35.0) (415.7) 20.5 (33.5) --$644.4 (29.9) (99.2) 612.0 17.8 --$500.9 (21.5) (121.8) 13.0 35.8 --$473.8 (28.4) --16.0 15.1 --$473.8 $473.8 (28.7) ---- --(135.8) Unlevered Free Cash Flow $118.0 $224.9 $1,145.1 $406.4 $476.5 $473.8 $309.3 EBITDA Exit Multiple / Perpetuity Growth Rate 8.00x 1.75% Terminal Value $3,790.2 – $4,060.6 Present Value of Terminal Value @ 9.5% WACC Plus: Present Value of Unlevered Free Cash Flow @ 9.5% WACC $2,518.6 – 1,915.8 $2,698.2 Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $4,434.4 – (2,975.3) (317.6) (395.0) (36.3) $4,614.1 Total Partnership Units Outstanding3 414.377 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Exit Multiple Perpetuity Growth Rate Source: Partnership management, Partnership filings Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. 2. 3. Drydock expenses in perpetuity growth rate terminal year represents the average value from 2020E to 2023E Replacement capital expenditures in perpetuity growth rate terminal year represents vessel appraisal of fleet provided by TOO management multiplied by depreciation factor of 4.5% Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 63 WACC WACC TOO Common Unit Range$1.39-$3.06 TOO Common Unit Range$1.17-$2.28 1.50%1.63%1.75%1.88%2.00% 9.00% 9.25% 9.50% 9.75% 10.00% $2.54$2.66$2.79$2.92$3.06 2.222.342.462.582.71 1.932.042.152.262.38 1.651.751.861.962.07 1.391.481.581.681.78 7.50x7.75x8.00x8.25x8.50x 9.00% 9.25% 9.50% 9.75% 10.00% $1.50$1.70$1.89$2.08$2.28 1.421.611.801.992.18 1.331.521.711.902.09 1.251.441.631.822.00 1.171.361.541.731.91 Implied Value per Common Unit Range $1.71 - $2.15 Implied Equity Value Range $710.1 - $889.8

Preliminary Draft - Confidential Sensitivity Cases Supplemental Output Sensitivity Case 2: Peer Trading Analysis ($ in millions, except per unit amounts) 2 Peer Trading Analysis Summary Results 2020E Peer Trading Summary 2020E Adjusted EBITDA EBITDA Multiple $688.6 - 5.75x 6.75x Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $3,959.4 - (2,975.3) (317.6) (395.0) (36.3) $4,648.0 Total Partnership Units Outstanding1 414.377 Source: Partnership management, public filings, press releases, FactSet Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 64 Implied Value per Common Unit Range $0.57 - $2.23 Implied Equity Value Range $235.1 - $923.7

Preliminary Draft - Confidential Sensitivity Cases Supplemental Output Sensitivity Case 3: Discounted Cash Flow Analysis For the Six Months Ending December 31, For the Years Ending December 31, ($ in millions, except per unit amounts) 3 Terminal Value EBITDA Exit Multiple Perpetuity Growth Rate 2019E 2020E 2021E 2022E 2023E EBITDA Less: Drydock Expense1 Less: Vessel & Equipment Capital Expenditures Plus: Proceeds from Vessel Dispositions & Equipment Sales Less: Increase in Net Working Capial Less: Replacement Capital Expenditures2 $320.5 (8.9) (191.4) 12.5 (29.8) --$660.1 (35.0) (415.7) 20.5 (3.4) --$663.7 (29.9) (99.2) 12.0 (5.6) --$649.8 (21.5) (121.8) 13.0 (15.5) --$582.2 (28.4) --16.0 1.8 --$582.2 $582.2 (28.7) ---- --(161.0) Unlevered Free Cash Flow $102.9 $226.6 $540.9 $504.0 $571.6 $582.2 $392.5 EBITDA Exit Multiple / Perpetuity Growth Rate 8.00x 1.75% Terminal Value $4,657.9 – $5,153.7 Present Value of Terminal Value @ 9.5% WACC Plus: Present Value of Unlevered Free Cash Flow @ 9.5% WACC $3,095.1 – 1,539.6 $3,424.6 Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $4,634.7 – (2,975.3) (317.6) (395.0) (36.3) $4,964.1 Total Partnership Units Outstanding3 414.377 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Exit Multiple Perpetuity Growth Rate Source: Partnership management, Partnership filings Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. 2. 3. Drydock expenses in perpetuity growth rate terminal year represents the average value from 2020E to 2023E Replacement capital expenditures in perpetuity growth rate terminal year represents vessel appraisal of fleet provided by TOO management multiplied by depreciation factor of 4.5% Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 65 WACC WACC TOO Common Unit Range$2.05-$4.13 TOO Common Unit Range$1.55-$2.87 1.50%1.63%1.75%1.88%2.00% 9.00% 9.25% 9.50% 9.75% 10.00% $3.47$3.63$3.79$3.96$4.13 3.083.233.383.533.70 2.712.852.993.143.29 2.372.502.632.772.91 2.052.172.292.422.55 7.50x7.75x8.00x8.25x8.50x 9.00% 9.25% 9.50% 9.75% 10.00% $1.92$2.16$2.40$2.63$2.87 1.822.062.302.532.77 1.731.962.202.432.66 1.641.872.102.332.56 1.551.772.002.232.46 Implied Value per Common Unit Range $2.20 - $2.99 Implied Equity Value Range $910.4 - $1,239.9

Preliminary Draft - Confidential Sensitivity Cases Supplemental Output Sensitivity Case 3: Peer Trading Analysis ($ in millions, except per unit amounts) 3 Peer Trading Analysis Summary Results 2020E Peer Trading Summary 2020E Adjusted EBITDA EBITDA Multiple $660.1 - 5.75x 6.75x Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $3,795.9 - (2,975.3) (317.6) (395.0) (36.3) $4,456.0 Total Partnership Units Outstanding1 414.377 Source: Partnership management, public filings, press releases, FactSet Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 66 Implied Value per Common Unit Range $0.17 - $1.77 Implied Equity Value Range $71.6 - $731.8

Preliminary Draft - Confidential Sensitivity Cases Supplemental Output Sensitivity Case 4: Discounted Cash Flow Analysis For the Six Months Ending December 31, For the Years Ending December 31, ($ in millions, except per unit amounts) 4 Terminal Value EBITDA Exit Multiple Perpetuity Growth Rate 2019E 2020E 2021E 2022E 2023E EBITDA Less: Drydock Expense1 Less: Vessel & Equipment Capital Expenditures Plus: Proceeds from Vessel Dispositions & Equipment Sales Less: Increase in Net Working Capial Less: Replacement Capital Expenditures2 $320.5 (8.9) (190.9) 12.5 (14.7) --$688.6 (35.0) (415.7) 20.5 (24.2) --$644.4 (29.9) (99.2) 12.0 17.1 --$500.9 (21.5) (121.8) 13.0 35.8 --$473.8 (28.4) --16.0 15.1 --$473.8 $473.8 (28.7) ---- --(135.8) Unlevered Free Cash Flow $118.5 $234.2 $544.4 $406.4 $476.5 $473.8 $309.3 EBITDA Exit Multiple / Perpetuity Growth Rate 8.00x 1.75% Terminal Value $3,790.2 – $4,060.6 Present Value of Terminal Value @ 9.5% WACC Plus: Present Value of Unlevered Free Cash Flow @ 9.5% WACC $2,518.6 – 1,424.2 $2,698.2 Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $3,942.7 – (2,975.3) (317.6) (395.0) (36.3) $4,122.4 Total Partnership Units Outstanding3 414.377 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Exit Multiple Perpetuity Growth Rate Source: Partnership management, Partnership filings Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. 2. 3. Drydock expenses in perpetuity growth rate terminal year represents the average value from 2020E to 2023E Replacement capital expenditures in perpetuity growth rate terminal year represents vessel appraisal of fleet provided by TOO management multiplied by depreciation factor of 4.5% Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 67 WACC WACC TOO Common Unit Range$0.21-$1.86 TOO Common Unit Range($0.01)-$1.08 1.50%1.63%1.75%1.88%2.00% 9.00% 9.25% 9.50% 9.75% 10.00% $1.34$1.46$1.59$1.73$1.86 1.031.151.271.391.52 0.740.850.961.081.19 0.470.570.670.780.89 0.210.310.400.500.61 7.50x7.75x8.00x8.25x8.50x 9.00% 9.25% 9.50% 9.75% 10.00% $0.30$0.50$0.69$0.89$1.08 0.230.420.610.800.99 0.150.340.530.720.91 0.070.260.450.630.82 (0.01)0.180.370.550.74 Implied Value per Common Unit Range $0.53 - $0.96 Implied Equity Value Range $218.5 - $398.1

Preliminary Draft - Confidential Sensitivity Cases Supplemental Output Sensitivity Case 4: Peer Trading Analysis ($ in millions, except per unit amounts) 4 Peer Trading Analysis Summary Results 2020E Peer Trading Summary 2020E Adjusted EBITDA EBITDA Multiple $688.6 - 5.75x 6.75x Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $3,959.4 - (2,975.3) (317.6) (395.0) (36.3) $4,648.0 Total Partnership Units Outstanding1 414.377 Source: Partnership management, public filings, press releases, FactSet Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 68 Implied Value per Common Unit Range $0.57 - $2.23 Implied Equity Value Range $235.1 - $923.7

Preliminary Draft - Confidential Sensitivity Cases Supplemental Output ($ in millions, except per unit amounts) Management Case – Assuming No Towage EBITDA Contribution: Discounted Cash Flow Analysis For the Six Terminal Value Months Ending December 31, For the Years Ending December 31, EBITDA Exit Multiple Perpetuity Growth Rate 2019E 2020E 2021E 2022E 2023E Adjusted EBITDA (Excluding Towage EBITDA) Less: Drydock Expense1 Less: Vessel & Equipment Capital Expenditures Plus: Proceeds from Vessel Dispositions & Equipment Sales Less: Increase in Net Working Capial Less: Replacement Capital Expenditures2 $316.7 (8.9) (190.9) 12.5 (29.8) --$624.9 (35.0) (396.0) 20.5 5.9 --$591.4 (29.9) (75.0) 12.0 3.7 --$532.4 (21.5) --13.0 5.5 --$445.3 (28.4) --16.0 (6.7) --$445.3 $445.3 (28.7) ---- --(155.6) Unlevered Free Cash Flow $99.6 $220.3 $502.2 $529.4 $426.2 $445.3 $261.0 EBITDA Exit Multiple / Perpetuity Growth Rate 8.00x 1.75% Terminal Value $3,562.7 – $3,427.2 Present Value of Terminal Value @ 9.5% WACC Plus: Present Value of Unlevered Free Cash Flow @ 9.5% WACC $2,367.3 – 1,416.6 $2,277.3 Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $3,783.9 – (2,975.3) (317.6) (395.0) (36.3) $3,693.9 Total Partnership Units Outstanding3 414.377 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Exit Multiple Perpetuity Growth Rate Source: Partnership management, Partnership filings Note: Debt inclusive of $10 million for potential Knarr arbitration payment provision 1. 2. 3. Drydock expenses in perpetuity growth rate terminal year represents the average value from 2020E to 2023E Replacement capital expenditures in perpetuity growth rate terminal year represents vessel appraisal of fleet provided by TOO management multiplied by depreciation factor of 4.5% Includes 0.76% general partner interest and dilutive effect of 0.525 million RSUs; unit count detail provided by TOO management 69 WACC WACC TOO Common Unit Range($0.71)-$0.70 TOO Common Unit Range($0.36)-$0.67 1.50%1.63%1.75%1.88%2.00% 9.00% 9.25% 9.50% 9.75% 10.00% $0.25$0.36$0.47$0.58$0.70 (0.01)0.09 0.19 0.290.40 (0.26)(0.17)(0.07) 0.020.12 (0.49)(0.41)(0.32)(0.23)(0.14) (0.71)(0.63)(0.55)(0.46)(0.38) 7.50x7.75x8.00x8.25x8.50x 9.00% 9.25% 9.50% 9.75% 10.00% ($0.06)$0.12$0.30$0.48$0.67 (0.14) 0.04 0.22 0.40 0.58 (0.21) (0.03) 0.14 0.32 0.50 (0.29) (0.11) 0.07 0.24 0.42 (0.36) (0.18) (0.01) 0.17 0.34 Implied Value per Common Unit Range $0.14 - ($0.07) Implied Equity Value Range $59.7 - ($30.4)

Preliminary Draft - Confidential C. Overview of Current MLP Market Including Precedent Buy-Ins

Preliminary Draft - Confidential Overview of Current MLP Market Including Precedent Buy-Ins Overview of MLP Equity Trading Performance Alerian MLP Index Yield Premium / (Discount) to U.S. 10-Year Treasury1 ($ in millions) Midstream and Marine MLPs Sorted by Yield1 16.0% Equity Market Current Equity Market Current Partnership Capitalization Yield Partnership Capitalization Yield 14.0% Western Midstream Partners, LP Global Partners LP Sunoco LP Hoegh LNG Partners LP Genesis Energy, L.P. CNX Midstream Partners LP Delek Logistics Partners, LP KNOT Offshore Partners LP $10,478.1 654.4 3,026.4 533.9 2,461.4 904.7 756.9 606.2 10.7% 10.8% 10.8% 10.9% 11.0% 11.1% 11.2% 11.4% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% NuStar Energy L.P. BP Midstream Partners LP Energy Transfer LP Holly Energy Partners, L.P. MPLX LP PBF Logistics LP Noble Midstream Partners LP Enable Midstream Partners, LP 2,881.6 1,481.4 34,469.3 2,906.1 34,970.0 1,244.7 993.2 5,456.2 9.0% 9.2% 9.3% 9.8% 10.1% 10.3% 10.3% 10.5% --% Aug-09 Nov-10 Feb-12 May-13Aug-14 Nov-15 Feb-17 May-18 Aug-19 10-Year US Treasury Alerian MLP Index Alerian MLP Index Yield Premium / (Discount) to ML BB High Yield Index1,2 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% --% Aug-09Nov-10Feb-12May-13Aug-14Nov-15 Feb-17May-18Aug-19 ML BB High Yield Index Alerian MLP Index Source: FactSet, public filings 1. 2. As of August 14, 2019 Bank of America Merrill Lynch US High Yield (BB) Index 70 Mean 2019E Distribution Coverage: 1.2x Mean Net Debt / 2019E EBITDA: 4.3 Mean 2019E Distribution Coverage: 1.5x Mean Net Debt / 2019E EBITDA: 4.1 Teekay Offshore Partners L.P.$482.0--% Net Debt / 2019E EBITDA4.4x 133 bp average premium 328 bp premium GasLog Partners LP 1,342.6 12.1% CrossAmerica Partners LP 582.1 12.4% Capital Product Partners L.P. 186.6 12.5% DCP Midstream, LP 3,593.2 12.7% Blueknight Energy Partners, L.P. 52.3 12.7% USD Partners LP 295.6 13.3% Tallgrass Energy, LP 4,563.2 13.3% USA Compression Partners, LP 1,506.0 13.7% EQM Midstream Partners, LP 6,412.5 15.0% Sprague Resources LP 360.3 16.8% Cheniere Energy Partners, L.P. $21,839.7 5.5% Teekay LNG Partners L.P. 1,069.1 5.7% Magellan Midstream Partners, L.P. 14,896.5 6.2% Enterprise Products Partners L.P. 61,117.0 6.3% Phillips 66 Partners LP 11,685.5 6.6% Plains All American Pipeline, L.P. 15,800.5 6.7% TC PipeLines, LP 2,690.0 7.0% Crestwood Equity Partners LP 2,456.4 7.3% Shell Midstream Partners, L.P. 4,689.1 8.4% Hess Midstream Partners LP 1,014.5 8.7% 649 bp premium 446 bp average premium

Preliminary Draft - Confidential Overview of Current MLP Market Including Precedent Buy-Ins MLPs Continue to Trade at a Discount to Historical Averages Alerian MLP Index Enterprise Value / Next Twelve Months EBITDA 18.0x $120.00 14.9x 15.0x $80.00 Average Since Q3 '11: 12.7x $40.00 13.5x13.4x 13.0x 12.7x 12.2x 11.7x 12.0x 11.0x 10.9x10.8x 10.6x 9.0x $ --Alerian MLP Index Yield Over Time 8.5% 8.5% 7.3% .1% 6.9% 6.9% 6.1% 6.5% 6.4% 6.4% 6.3% 5.8% 5.9% 5.6% 5.7% Average Since Q3 '11: 6.2% 4.7% 4.7% 4.9% 4.6% 4.5% 4.7% 4.4% 3.9% 4.0% Source: FactSet 1. Current WTI Price as of August 14, 2019 71 WTI Average Quarterly Price EV / NTM EBITDA Q3'11 Q4'11 Q1'12 Q3'11 Q4'11 Q2'12 Q3'12 Q1'12 Q2'12 Q4'12 Q3'12 Q4'12 Q1'13 Q2'13 Q1'13 Q2'13 Q3'13 Q4'13 Q3'13 Q4'13 Q1'14 Q2'14 Q1'14 Q2'14 Q3'14 Q4'14 Q3'14 Q4'14 Q1'15 Q2'15 Q1'15 Q2'15 Q3'15 Q3'15 Q4'15 Q4'15 Q1'16 Q1'16 Q2'16 Q2'16 Q3'16 Q3'16 Q4'16 Q4'16 Q1'17 Q1'17 Q2'17 Q2'17 Q3'17 Q3'17 Q4'17 Q4'17 Q1'18 Q1'18 Q2'18 Q2'18 Q3'18 Q3'18 Q4'18 Q4'18 Q1'19 Q1'19 Q2'19 Q2'19 Q3'19 Q3'19 7.7%8.0% 7.5% 7.8% 7.2% 7.0% 6.9% 7.0% 7 5.1% Yields remain elevated 16.1x16.0x Low of $26.14 in Q1'16 ($33.46 Average) 15.2x 14.9x14.8x 15.4x 14.7x 13.7x 14.2x14.0x 13.5x 12.5x12.3x12.3x 13.0x 10.9x10 Current WTI Price: $55.231 .9x 11.4x 10.2x 9.6x 9.6x 9.5x EBITDA trading multiples remaining steady near asset value

Preliminary Draft - Confidential Overview of Current MLP Market Including Precedent Buy-Ins MLP Capital Markets Overview ($ in billions) MLP Equity Issuances1 $44,120 $42,550 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Public Equity Issuance Units To Seller/Sponsor Preferreds Source: Partnership filings, Wall Street research 1. Includes equity issued to sponsors 72 $32,076 $11,661 $9,684 $40,820 $2,456 $38,711 $22,866 $22,348 $7,108 $16,275 $32,866 $19,285 $10,499 $32,459 $21,371 $5,575 $21,577 $13,764 $1,068 $18,217 $1,835 $3,030 $3,957 $1,940 $15,498 $14,938 $9,080$7,729 $1,128 $11,631 $12,636 $10,232 $4,195 $472 $7,257 $4,885 $1,614 Equity issuance volumes decreased markedly in 2018 and 2019 after access to equity capital markets showed signs of improvement in 2017

Preliminary Draft - Confidential Overview of Current MLP Market Including Precedent Buy-Ins Precedent MLP Buy-ins Premiums Paid Selected MLP Buy-ins Premium1 Date 1-Day 30-Day 60-Day 90-Day Announced Acquiror(s) / Target Consideration Prior Spot VWAP VWAP VWAP 05/08/19 MPLX LP / Andeavor Logistics LP Unit-for-Unit 7.9% 6.6% 5.1% 4.4% 02/05/19 SunCoke Energy, Inc. / SunCoke Energy Partners, L.P. Stock-for-Unit 9.3% 31.3% 26.5% 18.9% 11/08/18 10/22/18 Western Gas Equity Partners, LP / Western Gas Partners, LP EnLink Midstream, LLC / EnLink Midstream Partners, LP Unit-for-Unit Unit-for-Unit 7.6% 1.1% 13.8% (0.6%) 9.3% 1.5% 5.9% 5.8% 10/09/18 10/08/18 08/01/18 05/17/18 05/17/18 05/17/18 03/26/18 01/02/18 Antero Midstream GP LP / Antero Midstream Partners LP Navios Maritime Acquisition Corp. / Navios Maritime Midstream Partners, LP2 Energy Transfer Equity, L.P. / Energy Transfer Partners, L.P. The Williams Companies, Inc. / Williams Partners L.P.3 Enbridge Inc. / Enbridge Energy Partners, L.P. Enbridge Inc. / Spectra Energy Partners, LP Tallgrass Energy GP, LP / Tallgrass Energy Partners, L.P.4 Archrock, Inc. / Archrock Partners, L.P. Cash/Stock-for-Unit Stock-for-Unit Unit-for-Unit Stock-for-Unit Stock-for-Unit Stock-for-Unit Stock-for-Unit Stock-for-Unit 18.6% 9.3% 11.2% 13.6% 13.9% 20.8% 0.1% 23.4% 6.6% 4.8% 19.2% 5.8% 15.9% 18.7% 6.4% 27.7% 7.3% (1.4%) 22.3% 1.0% 10.4% 13.7% 9.2% 21.6% 8.2% (5.8%) 27.4% 3.4% 0.8% 7.6% 8.7% 18.6% 02/01/17 ONEOK, Inc. / ONEOK Partners, L.P. Stock-for-Unit 25.8% 22.4% 26.2% 29.0% Indicates Cash Only Transaction Source: Bloomberg, FactSet, public filings 1. VWAP premiums paid are calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of the acquiror’s shares / units on the last trading day prior to announcement plus any cash received, by the 30, 60 or 90 trading day VWAP of the target as calculated from the last undisturbed trading day prior to the announcement VWAP premiums paid are calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of the acquiror’s shares on the last trading day prior to announcement by the 30, 60 or 90 trading day VWAP of the target as calculated from the last trading day prior to the announcement VWAP premiums paid is calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of WMB’s shares on the last trading day prior to announcement by the 30, 60 or 90 trading day VWAP of the target as calculated from March 15, 2018, or after the FERC announcement of MLP income tax recovery disallowance VWAP premiums paid is calculated by the 30, 60 or 90 trading day VWAP of acquiror divided by the 30, 60 or 90 trading day VWAP of the target multiplied by the exchange ratio 2. 3. 4. 73 All Transactions Median 10.3% 10.2% 10.7% 8.4% Mean 11.8% 13.3% 12.8% 11.0% Max 31.3% 32.0% 32.1% 29.0% 75th Percentile 18.9% 19.4% 21.8% 18.7% 25th Percentile 6.0% 6.3% 6.8% 5.4% Min (8.6%) (0.6%) (1.4%) (5.8%) Cash Only Transactions Median 6.0% 8.6% 11.3% 10.2% Mean 10.6% 12.6% 14.7% 12.5% Max 31.3% 32.0% 32.1% 24.4% 75th Percentile 16.8% 15.9% 18.4% 16.9% 25th Percentile 5.9% 6.1% 9.5% 8.0% Min (8.6%) 3.4% 3.2% 3.5% 01/27/17 Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P. Cash-for-Unit (8.6%) 5.4% 11.3% 5.8% 06/02/17 World Point Terminals, Inc. / World Point Terminals, LP Cash-for-Unit 5.8% 3.4% 3.2% 3.5% 05/18/17 Energy Transfer Partners, LP / PennTex Midstream Partners, LP Cash-for-Unit 20.1% 19.9% 22.6% 24.4% 03/02/17 VTTI B.V. / VTTI Energy Partners LP Cash-for-Unit 6.0% 6.8% 14.2% 13.5% 10/19/18 Valero Energy Corporation / Valero Energy Partners LP Cash-for-Unit 6.0% 11.9% 10.9% 10.2% 07/10/18 ArcLight Energy Partners Fund VI, L.P. / TransMontaigne Partners L.P. Cash-for-Unit 13.5% 8.6% 8.2% 10.2% 03/18/19 ArcLight Energy Partners Fund V, L.P. / American Midstream Partners, LP Cash-for-Unit 31.3% 32.0% 32.1% 20.2% For Reference Only

Preliminary Draft - Confidential D. Overview of Brookfield Transactions with TOO

Preliminary Draft - Confidential Overview of Brookfield Transactions with TOO 1 Brookfield and Teekay Corporation Acquire Equity Interest in Teekay Offshore Partners ($ in millions, except per unit amounts) Overview Transaction Summary   On July 26, 2017, Teekay Corporation (the “Company”, “Teekay” or “TK”) announced a strategic partnership with Brookfield Business Partners L.P. and its institutional partners (collectively, “Brookfield”) in which Brookfield would contribute a $610.0 million equity investment and the Company would contribute $30.0 million in equity to Teekay Offshore Partners L.P. (the “Partnership” or “TOO”) As a result of the transaction, Brookfield received an approximate 59.5% limited partner interest in the Partnership and 49.0% interest in the general partner (“GP”)  Brookfield was also granted an option to increase its GP ownership stake to a controlling 51.0% (exercised on July 3, 2018) providing Brookfield with the right to appoint four of the nine members of the Partnership’s Board of Directors The transaction allowed Teekay to decrease its limited partner interest in the Partnership to 13.8%, and the strategic partnership allowed TK to sell the $200.0 million intercompany loan previously extended to TOO  Intercompany loan was sold for consideration of $140.0 million in cash and 11.4 million warrants The equity injection better positioned TOO to execute its go-forward strategy of delevering its capital structure and strengthening its balance sheet  The investment fully financed the Partnership’s existing growth projects Following the transaction, the Partnership repurchased and canceled all of its $304.0 million of Series C-1 and D preferred units outstanding     Transaction Economics Units / Price per Transaction Consideration Warrants (mm) Unit / Warrant Amount ($mm) TOO Equity & Warrant Issuance Brookfield Equity Purchase Consideration TK Equity Purchase Consideration 244.000 12.000 $2.50 2.50 $610.0 $30.0   Total Equity Consideration TOO Warrants 256.000 65.500 $2.50 --$640.0 --Brookfield GP Interest & Option Purchase 49.0% GP Interest from TK 2.0% GP Interest Purchase Option from TK NA 1.000 NA --$4.0 --  TK Intercompany TOO Loan Sale to Brookfield Brookfield Cash Consideration Paid Brookfield TOO Warrant Consideration Paid NA 11.400 NA $5.26 $140.0 60.0 Source: Partnership management, Partnership filings 74 Total Consideration$200.0 Total Consideration$4.0 Total Consideration$640.0 Trasaction Value / EBITDA7.1x Seller Teekay Offshore Partners L.P. and Teekay Corporation Buyer Brookfield Business Partners L.P. and Institutional Partners Teekay Corporation Transaction Considerations Brookfield received from TOO and TK:   59.5% limited partner interest   49.0% general partner interest   2.0% general partner interest purchase option   $200.0 million TOO intercompany loan from TK TK received from TOO and Brookfield:   2.9% limited partner interest reaching 13.8% pro forma Common Unit ownership (~56.6mm units total)   $4.0 million in cash and 1.0mm TOO warrants from Brookfield for GP interest and purchase options   $140.0 million in cash and 11.4mm TOO warrants from Brookfield for intercompany loan consideration Additional Transaction Details   Aggregate equity investment in TOO of $640.0 million in which TOO issued 256mm Common Units, at a price of $2.50 per unit, and 65.5mm warrants

Preliminary Draft - Confidential Overview of Brookfield Transactions with TOO 2 Brookfield Acquires Teekay’s Remaining Stake in Teekay Offshore Partners Overview Transaction Summary   On April 29, 2019, Teekay Corporation announced an agreement to sell its ownership interest in Teekay Offshore Partners L.P. to Brookfield, which includes a 49.0% general partner interest, 13.8% Common Unit interest, warrants and an outstanding $25.0 million loan from the Company to the Partnership (the “Transaction”)   Warrants  This transaction increases Brookfield’s ownership interest in the general partner from 51.0% to 100.0% and its LP ownership interest in the Partnership from 59.5% to 73.3% Loan Value (at par): 25.0   Consideration for the Transaction was $100.0 million in cash TOO Unit Price Performance   The divestiture was aligned with the Company’s publicly-stated strategy to simplify its business and focus on its core gas and tanker businesses 1 Strategic Partnership Announced Brookfield Assumes Controlling Interest in General Partner $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $--  The proceeds from the transaction allowed Teekay to strengthen its balance sheet and credit profile 5/2/17 10/31/17 5/2/18 10/31/18 5/2/19 Source: Partnership filings 1. Ascribes no incremental value to IDRs, Brookfield already had control given its 51% interest 75 2Brookfield Acquires Teekay’s Remaining Ownership Seller Teekay Corporation Buyer Brookfield Business Partners L.P. and Institutional Partners Transaction $100.0 million in cash in exchange for:   13.8% limited partner interest   49.0% of the general partner   Outstanding $25.0 million loan from Teekay Corporation Illustrative Valuation Total “Market Value” of $105.8 million based on the Partnership’s April 29, 2019 closing unit price of $1.39 LP Value (at market): $78.7 GP Value (at market)1: 2.1 Warrants (assumed to be $0 value): --Total Value $105.8

Preliminary Draft - Confidential Overview of Brookfield Transactions with TOO TOO Organizational Structure Over Time Initial Status Quo 1 First Transaction Exercise of 2.0% GP Interest Option 2 Second Transaction ay ay Corporation rookfield Corporation rookfield GP Interest Interest O Units O Units O Units 1 89% Owned Offshore Vessels Source: Partnership filings Note: Initial vessel data as of December 31, 2016; Exercise of 2.0% GP Interest Option vessel data updated for December 31, 2017; Second Transaction vessel data updated for December 31, 2018; not representative of less than 1.0% limited partner interest in Teekay Offshore Partners L.P. held by Teekay Offshore GP L.L.C. 76 Teekay Corporation (NYSE: TK) Teek TK) B Teek TK) B Brookfield 27.5% LP Interest (NYSE: (NYSE: 100.0% GP Interest 51.0% GP Interest 49.0% GP Interest 49.0% GP Interest 51.0% GP Interest 100.0% Teekay Offshore GP L.L.C. Teekay Offshore GP L.L.C. Teekay Offshore GP L.L.C. Teekay Offshore GP L.L.C. Public Unitholders 72.5% LP Public Unitholders 26.7% LP Interest Public Unitholders 26.7% LP Interest Public Unitholders 26.7% LP Interest 73.3% LP Interest Teekay Offshore Partners LP (NYSE: TOO) Interest 13.8% LP Interest Teekay Offshore Partners LP (NYSE: TOO) 59.5% LP Interest Teekay Offshore Partners LP (NYSE: TOO 13.8% LP Interest Teekay Offshore Partners LP (NYSE: TOO) 59.5% LP ) 8 FPS 34 Shuttle Tankers 25 100% Owned 6 50% Owned 3 Chartered-In 6 FSO Units 8 FPS 37 Shuttle Tankers 28 100% Owned 6 50% Owned 3 Chartered-In 6 FSO Units 8 FPS 34 Shuttle Tankers 25 100% Owned 6 50% Owned 3 Chartered-In 6 FSO Units 8 FPS O Units 35 Shuttle Tankers 29 100% Owned 4 50% Owned 2 Chartered-In 6 FSO Units 6 100% Owned 2 50% Owned 5 100% Owned 1 89% Owned 6 100% Owned 2 50% Owned 5 100% Owned 1 89% Owned 6 100% Owned 2 50% Owned 4 100% Owned 1 89% Owned 1 In-Conversion 6 100% Owned 2 50% Owned 5 100% Owned 1 UMS Unit 100% Owned 2 Conventional Tankers 2 In-Chartered 10 Towing / Offshore Vessels 100% Owned 1 UMS Unit 100% Owned 2 Conventional Tankers 2 In-Chartered 10 Towing / Offshore Vessels 100% Owned 1 UMS Unit 100% Owned 2 Conventional Tankers 2 In-Chartered 10 Towing / Offshore Vessels 100% Owned 1 UMS Unit 100% Owned 2 Conventional Tankers 2 In-Chartered 10 Towing / 100% Owned

Preliminary Draft - Confidential E. FPSO Field Overviews

Preliminary Draft - Confidential FPSO Field Overviews Atlanta and Oliva Fields, Brazil – Petrojarl I Atlanta and Oliva Overview Atlanta and Oliva Asset Map Country: Brazil Basin: Santos Operator: Enauta Discovery Date: March 2001 Fiscal Regime: Concession Total Reserves: 198.3 MMBoe Remaining Reserves: 98.4% of total reserves Atlanta and Oliva Free Cash Flow ($MM)1 Atlanta and Oliva Production (MMBoe) 23.2 $600.0 21.7 $400.0 $200.0 12.6 11.0 $--9.6 8.4 7.4 ($200.0) 6.5 5.6 ($400.0) Free Cash Flow Discounted Free Cash Flow ($600.0) Source: Welligence 1. 2. Realized pricing assumes 20.0% differential to Brent crude prices of $65.30 and $63.00 per barrel in 2019E and 2020E, respectively, increased at an assumed 2.0% per annum thereafter PV-10 discounting 77 14.9 19.0 16.6 14.5 5.1 5.9 5.4 ----2

Preliminary Draft - Confidential FPSO Field Overviews Huntington Field, United Kingdom – Voyageur Spirit Huntington Overview Huntington Asset Map Country: United Kingdom Basin: Central North Sea Operator: Premier Oil Discovery Date: June 2007 Fiscal Regime: Concession Total Reserves: 31.6 MMBoe Remaining Reserves: 17.7% of total reserves Huntington Free Cash Flow ($MM)1 Huntington Production (MMBoe) $150.0 2.9 $100.0 $50.0 $--($50.0) ($100.0) ($150.0) 2019 Source: WoodMackenzie 2020 2021 2022 2023 1. 2. Realized pricing assumes Brent crude prices of $61.00, $60.00, $60.00, $67.00 and $70.36 per barrel in 2019E-2023E and natural gas prices of $6.29, $6.21, $6.65, $7.51 and $7.92 per Mcf in 2019E-2023E PV-10 discounting 78 2.6 ------Free Cash Flow Discounted Free Cash Flow 2

Preliminary Draft - Confidential FPSO Field Overviews Piranema Field, Brazil – Piranema Spirit Piranema Overview Piranema Asset Map Country: Brazil Basin: Sergipe-Alagoas Operator: Petrobras Discovery Date: October 2004 Fiscal Regime: Concession Total Reserves: 33.4 MMBoe Remaining Reserves: 15.8% of total reserves Piranema Free Cash Flow ($MM)1 Piranema Production (MMBoe) $200.0 $150.0 $100.0 $50.0 $--($50.0) ($100.0) ($150.0) ($200.0) 1.0 0.3 2019 2020 2021 2022 2023 2024 2025 2026 2027 Source: Welligence 1. 2. Realized pricing assumes (1.8%) differential (premium) to Brent crude prices of $65.30 and $63.00 per barrel in 2019E and 2020E, respectively, increased at an assumed 2.0% per annum thereafter PV-10 discounting 79 0.9 0.7 0.5 0.4 0.3 ----Free Cash FlowDiscounted Free Cash Flow 2

Preliminary Draft - Confidential FPSO Field Overviews Libra (Mero) Field, Brazil – Pioneiro de Libra Libra (Mero) Overview Libra (Mero) Asset Map Country: Brazil Basin: Santos Operator: Petrobras Discovery Date: October 2010 Fiscal Regime: Production sharing contract Total Reserves: 3,245.5 MMBoe Remaining Reserves: 99.7% of total reserves Libra (Mero) Free Cash Flow ($MM)1 Libra (Mero) Production (MMBoe) $8,000.0 $6,000.0 $4,000.0 $2,000.0 $--($2,000.0) ($4,000.0) ($6,000.0) ($8,000.0) Source: Welligence 1. 2. Realized pricing assumes 7.4% differential to Brent crude prices of $65.30 and $63.00 per barrel in 2019E and 2020E, respectively, increased at an assumed 2.0% per annum thereafter PV-10 discounting 80 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 14.5 15.7 13.8 49.4 118.1 188.3 261.0 292.8 283.7 264.8 235.6 204.7 177.3 153.0 131.9 113.8 98.1 84.6 73.0 62.9 54.0 46.3 ---- Free Cash FlowDiscounted Free Cash Flow 2

Preliminary Draft - Confidential FPSO Field Overviews Bauna-Piracaba Field, Brazil – Cidade de Itajai Bauna-Piracaba Overview Bauna-Piracaba Asset Map Country: Brazil Basin: Santos Operator: Petrobras Discovery Date: June 2008 Fiscal Regime: Concession Total Reserves: 151.4 MMBoe Remaining Reserves: 16.7% of total reserves Bauna-Piracaba Free Cash Flow ($MM)1 Bauna-Piracaba Production (MMBoe) $600.0 6.9 $400.0 $200.0 $--($200.0) 2.1 ($400.0) ($600.0) 2019 2020 2021 2022 2023 2024 2025 2026 Source: Welligence 1. 2. Realized pricing assumes 4.4% differential to Brent crude prices of $65.30 and $63.00 per barrel in 2019E and 2020E, respectively, increased at an assumed 2.0% per annum thereafter PV-10 discounting 81 5.5 4.2 3.2 2.6 ----Free Cash FlowDiscounted Free Cash Flow 2